UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Surf Air Mobility Inc.
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To Our Stockholders
Notice of Annual Meeting of Stockholders
Date:
Friday, July 24, 2026
Time:
9:00 a.m. Pacific Time
Place:
The Annual Meeting will be hosted via live webcast on the Internet at www.virtualshareholder
meeting.com/SRFM2026.

YOUR VOTE IS
IMPORTANT
Your vote is important to us. Whether or not you expect to attend the annual meeting via live webcast, please submit a proxy or voting instructions as soon as possible to instruct how your shares are to be voted at the annual meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.
HOW TO PARTICIPATE:
Our annual meeting will be a completely virtual meeting of stockholders. To participate, vote or submit questions during the annual meeting via live webcast, please visit: www.virtualshareholdermeeting.com/SRFM2026. You will not be able to attend the annual meeting in person.
ITEMS OF BUSINESS:

Elect the two Class C directors named in the accompanying Proxy Statement to serve until the Company’s 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified;

Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026;
Approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 2:1 to 6:1, inclusive; and
Transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

As described more fully in the section titled “Proposal 3 — Approval of a Reverse Stock Split” of the proxy statement, if stockholders approve Proposal 3, the Board, in its sole discretion, will have the authority to decide, at any time within 12 months of stockholder approval, whether to implement the Reverse Stock Split and the ratio to be used.
WHO MAY VOTE:
Stockholders of record at the close of business on May 26, 2026.
STOCKHOLDER LIST:
A complete list of stockholders of record of our common stock entitled to vote at the annual meeting will be maintained in our principal executive offices at 12111 S. Crenshaw Boulevard, Hawthorne, California 90250 for ten days prior to the annual meeting and will be accessible during the meeting at www.virtualshareholdermeeting.com/SRFM2026.
By Order of the Board of Directors,
Deanna White
Chief Executive Officer
June 10, 2026

Proxy Statement
Annual Meeting of Stockholders To Be Held July 24, 2026
Our Board of Directors is soliciting your proxy for the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, July 24, 2026 at 9:00 a.m. Pacific Time, and at any and all postponements or adjournments of the Annual Meeting, for the purposes set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. This Proxy Statement and proxy materials are first being made available to stockholders on June 10, 2026.
We will be hosting the Annual Meeting via live webcast on the Internet. Any stockholder as of the Record Date can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/SRFM2026. Stockholders may vote and ask questions while connected to the Annual Meeting on the Internet.
You will not be able to attend the Annual Meeting in person.
Unless the context otherwise requires, references in this Proxy Statement to “Company,” “we,” “our,” “us,” and similar terms refer to Surf Air Mobility Inc., a Delaware corporation.

Important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 24, 2026:
The Notice of Annual Meeting, our Proxy Statement and our Annual Report to Stockholders are available at www.proxyvote.com.

Surf Air Mobility Inc.	1	2026 Proxy Statement

Meeting Information
Annual Meeting of Stockholders

TIME AND DATE 9:00 a.m. Pacific Time on Friday, July 24, 2026	PLACE The Annual Meeting will be hosted via live webcast on the Internet at www.virtualshareholdermeeting.com/SRFM2026.	RECORD DATE May 26, 2026

Voting
Stockholders as of the close of business on the Record Date are entitled to vote.

Vote by Internet at www.proxyvote.com Vote during the meeting via the www.virtualshareholdermeeting.com/SRFM2026.

Voting Matters

Board Recommendation	Proposals
FOR ALL director nominees	Proposal 1: Election of Class C Directors
FOR	Proposal 2: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2026
FOR	Proposal 3: Approval of a Reverse Stock Split

Surf Air Mobility Inc.	2	2026 Proxy Statement

Proposal 1 —
Election of Directors
Our Board of Directors (the “Board”) is currently comprised of eight directors. Under our amended and restated certificate of incorporation (the “Certificate of Incorporation”), our Board is divided into three classes, each serving a staggered three-year term, with one class being elected at each year’s annual meeting of stockholders as follows:
•	the Class C directors are Carl Albert, Tyler Painter and Sudhin Shahani, and their terms will expire at the Annual Meeting;
•	the Class A directors are Bruce Hack and Shawn Pelsinger, and their terms will expire at the 2027 annual meeting of stockholders; and
•	the Class B directors are David Anderman, John D’Agostino and Edward Mady, and their terms will expire at the 2028 annual meeting of stockholders.
Upon the recommendation of the Nominating and Corporate Governance Committee of our Board, our Board has nominated each of Tyler Painter and Sudhin Shahani for election to our Board as Class C directors to serve until the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified. In May 2026, Mr. Albert informed the Board that he did not intend to stand for re-election at the Annual Meeting. Following the Annual Meeting, Mr. Albert will transition to the role of Chairman Emeritus and serve as an advisor to the Board pursuant to an advisory services agreement, the terms of which are described further in “Certain Relationships and Related Party Transactions”. Also in May 2026, the Board approved the appointment of Shawn Pelsinger as Chairman of the Board, effective immediately following the Annual Meeting.
Proxies may only be voted for the two Class C directors nominated for election at the Annual Meeting.
Each of Tyler Painter and Sudhin Shahani are standing for election to our Board for the first time since we became a publicly traded company. Mr. Painter previously served as a Senior Advisor and acting Chief Financial Officer of Surf Air Global Limited prior to our direct listing and was recommended by the Surf Air Global Limited Board to serve on the Company’s Board. Mr. Shahani, one of our co-founders, was the Chief Executive Officer and a member of the Board of Surf Air Global Limited prior to our direct listing and was recommended by the Surf Air Global Limited Board to serve on the Company’s Board.
Each of the director nominees has consented to being named in this Proxy Statement and to serving as a director, if elected. We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, the proxy holders will vote the proxies received by them for another person nominated as a substitute by the Board, or the Board may reduce the number of directors on the Board.
Biographical Descriptions
Set forth below is biographical information about each of our director nominees and continuing directors. The information below is provided as of May 26, 2026. The primary experience, qualifications, attributes, and skills of each of our director nominees that led to the conclusion of the Nominating and Corporate Governance Committee and the Board that such nominee should serve as a member of the Board are also described below.
VOTE
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” OF THE DIRECTOR NOMINEES. UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM “FOR ALL” THE DIRECTOR NOMINEES.

Surf Air Mobility Inc.	3	2026 Proxy Statement

Nominees for Election as Class C Directors at the Annual Meeting

TYLER PAINTER
Class C Age: 54 Director Since: 2023	POSITION AND BUSINESS EXPERIENCE

Tyler Painter has served as a director of the Company since July 2023. Mr. Painter has served as the Chief Financial Officer and Chief Operating Officer of Wisk Aero, an aerospace company, since April 2022. Prior to becoming the Chief Financial Officer of Wisk Aero, Mr. Painter served as a Senior Advisor and acting Chief Financial Officer of Surf Air Global Limited, a subsidiary of the Company, from August 2020 to April 2022. From January 2018 to October 2019, Mr. Painter served as Chief Financial Officer of Fair Financial Corporation. Mr. Painter served as the Chief Financial Officer of Solazyme (formerly Nasdaq: TVIA) from September 2007 through October 2014 and expanded his role to include Chief Financial Officer and Chief Operating Officer from October 2014 through October 2017. In August 2017, Solazyme, which had been re-named TerraVia Holdings, Inc., was acquired in a sale process conducted under Section 363 of the U.S. Bankruptcy Code. Prior to Solazyme, Mr. Painter served as Corporate Treasurer and VP of Finance and Investor Relations for Wind River Systems from September 2000 through April 2007. Earlier in his career, Mr. Painter held various finance roles at Cars Direct and Gap Inc. Mr. Painter holds a B.S. in business with concentration in finance from California Polytechnic University, San Luis Obispo.

KEY ATTRIBUTES
Mr. Painter is qualified to serve on the Board based on his extensive corporate finance and operational experience.

SUDHIN SHAHANI
Class C Age: 43 Director Since: 2023	POSITION AND BUSINESS EXPERIENCE

Sudhin Shahani has served as a director of the Company since July 2023. Mr. Shahani is the co-founder and served as the Chief Executive Officer of Surf Air Global Limited, a subsidiary of the Company, from 2013 to July 2023. Mr. Shahani has served as a managing director of FutureCorp, a newly-formed capital investment platform focused on investing across the space industry, since March 2026. Mr. Shahani has also served as a director of FutureCorp Space Acquisition 1, a blank check company, since March 2026 and as the chairman of its board of directors since April 2026. Previously, Mr. Shahani was an Entrepreneur in Residence at Anthem Ventures, an early-stage venture capital firm, where he worked with a number of portfolio companies, led investments, and served on the board of Madefire Inc. from July 2013 to December 2018 and Panna from March 2012 to April 2019 (until each of their respective sales to Discovery Networks). Prior to his role at Anthem Ventures, Mr. Shahani co-founded Musicane, a digital music and social shopping network from 2004 to 2009. Mr. Shahani holds a B.S. with honors in Business Administration & Entrepreneurship from Babson College.

KEY ATTRIBUTES
Mr. Shahani is qualified to serve as a member of the Board based on his extensive experience in business strategy and management.

Surf Air Mobility Inc.	4	2026 Proxy Statement

Continuing Directors

Shawn Pelsinger
Class A Age: 42 Director Since: 2025	POSITION AND BUSINESS EXPERIENCE

Shawn Pelsinger has served as a director of the Company since October 2025, and following the Annual Meeting, will serve as Chairman of the Board. Mr. Pelsinger has served as Chief Legal Officer and Chief Administrative Officer of Acrisure, LLC, a global fintech provider of solutions across insurance, reinsurance, payroll, benefits, cybersecurity, and real estate services, since April 2025. Prior to joining Acrisure, Mr. Pelsinger was the Global Head of Corporate Development & Senior Counsel of Palantir Technologies Inc., a software company, from March 2015 to April 2025. Mr. Pelsinger previously served as a member of the boards of directors of two Palantir Technologies subsidiaries, Palantir Technologies Japan, K.K., from July 2024 to March 2026, and Palantir, Korea, LLC, from September 2022 to May 2026. Mr. Pelsinger has also served on the boards of directors of Acrisure Re Holdings Limited since August 2025 and Acrisure International Holdings Limited since October 2025, and as a director of FutureCorp Space Acquisition 1 (NYSE: FTRA), a blank check company, since June 2026. Since January 2015 Mr. Pelsinger has served as a Lecturer at Law at Columbia University Law School where he designed and teaches the “Technology and Venture Capital Law” seminar. Mr. Pelsinger received his L.L.M and J.D. from the New York University School of Law and his B.A. from the Schreyer Honors College at Pennsylvania State University.

KEY ATTRIBUTES
Mr. Pelsinger is qualified to serve on the Board based on his expertise in enterprise software, operational leadership and corporate governance.

DAVID ANDERMAN
Class B Age: 57 Director Since: 2024	POSITION AND BUSINESS EXPERIENCE

David Anderman has served as a director of the Company since December 2024, having previously served as Chief Legal Officer of the Company from June 2023 to May 2024. Mr. Anderman has served as President of Proxima Centauri, LLC, a business advisory firm, advising venture funds on strategy and operations, since 2014. Mr. Anderman has served as the Co-Founder and General Partner of Stellar Ventures, a venture fund investing in the next generation of space entrepreneurs, since July 2021. Mr. Anderman has also served as a director of FutureCorp Space Acquisition 1 (NYSE: FTRA), a blank check company, since June 2026. Mr. Anderman was General Counsel of Space Exploration Technologies Corp. (d/b/a SpaceX), a space technology company, from June 2019 to December 2020, during which time he supported the launch of satellite internet network Starlink and aided the SpaceX launch of NASA astronauts to the International Space Station. Mr. Anderman served 16 years at Lucasfilm Ltd., starting as a junior lawyer and rising through the ranks to become General Counsel and Chief Operating Officer. He has held C-level positions at a series of technology startups. Mr. Anderman began his career as an intellectual property litigator in Silicon Valley. Mr. Anderman received his J.D. from the University of Pennsylvania Carey Law School and his B.A. at the University of Pennsylvania.

KEY ATTRIBUTES
Mr. Anderman is qualified to serve on the Board based on his on his extensive business experience and industry knowledge.

JOHN D’AGOSTINO
Class B Age: 51 Director Since: 2023	POSITION AND BUSINESS EXPERIENCE

John D’Agostino has served as a director of the Company since July 2023. Mr. D’Agostino has served as Senior Advisor at Coinbase Institutional, a digital currency asset manager, since June 2021. Prior to his role at Coinbase Institutional, Mr. D’Agostino was the US Managing Director at Waystone Governance, a provider of institutional governance, risk and compliance services to the asset management industry, from May 2015 to September 2021. From May 2017 to December 2021, Mr. D’Agostino served as a director of Blockmate Ventures Inc. (f/k/a Midpoint Holdings Ltd.), a financial technology company. In 2021, Mr. D’Agostino was named Fellow of the AIF Institute Financial Innovation Center of Excellence. Mr. D’Agostino received his MBA from Harvard Business School, and his B.A. from Williams College.

KEY ATTRIBUTES
Mr. D’Agostino is qualified to serve on the Board based on his extensive corporate finance and operational leadership.

Surf Air Mobility Inc.	5	2026 Proxy Statement

BRUCE HACK
Class A Age: 77 Director Since: 2023	POSITION AND BUSINESS EXPERIENCE

Bruce Hack has served as a director of the Company since July 2023. Mr. Hack has served as the founder and Chief Executive Officer of BLH Venture, LLC, a strategic and financial advisory firm, since 2010. Prior to founding BLH Venture, LLC, Mr. Hack served as an Executive Vice Chairman of Activision Blizzard from 2008 to 2009 and Chief Executive Officer of Vivendi Games from 2004 to 2008. Mr. Hack also served as Vice-Chairman of the board of directors for Universal Music Group, Inc. from 1998 to 2001 and Chief Financial Officer of Universal Studios, Inc. from 1995 to 1998. In addition, Mr. Hack served as the Executive Chairman of PowerUP Acquisition Corporation from January 2021 to August 2023, was previously a director then Chairman of the board of directors of Technicolor, Inc. from 2010 to 2019, and served as director of Mimedx Group, Inc. from 2010 to 2019. Mr. Hack received his B.A. from Cornell University and his M.B.A from the University of Chicago.

KEY ATTRIBUTES
Mr. Hack is qualified to serve on the Board based on his operational and financial expertise and public company board experience.

EDWARD MADY
Class B Age: 73 Director Since: 2023	POSITION AND BUSINESS EXPERIENCE

Edward Mady has served as a director of the Company since July 2023. Mr. Mady served as Senior Advisor and Advisory Board Member to Surf Air Global Limited, a subsidiary of the Company, from January 2017 to July 2023. Mr. Mady has served as President and Chief Operating Officer of The Masterpiece Collection Ltd., a luxury hospitality company, since December 2023. Mr. Mady served as General Manager of The Beverly Hills Hotel and Regional Director for Dorchester Collection, a luxury hotel operator, also overseeing Hotel Bel-Air from July 2011 to February 2022. Prior to that role, Mr. Mady worked as the General Manager at the New York Palace from June 2009 to June 2011. Prior to that role, Mr. Mady worked at The Ritz-Carlton Hotel Company as a Vice President and Area General Manager from November 1988 to May 2009. Mr. Mady has also served as the Principal to Edward Mady LLC, a consultancy serving leaders of travel-based organizations including hospitality and aviation brands, since December 2016. Mr. Mady studied Hotel Restaurant Management at St. Clair College.

KEY ATTRIBUTES
Mr. Mady is qualified to serve on the Board based on his extensive management and client hospitality experience.

VOTE
The Board of Directors recommends a vote “FOR ALL” of the director nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR ALL” the director nominees.

Surf Air Mobility Inc.	6	2026 Proxy Statement

Corporate Governance
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines to assist the Board in the discharge of its duties and to set forth the Board’s current views with respect to selected corporate governance matters considered significant to our stockholders. Our Corporate Governance Guidelines direct our Board’s actions with respect to, among other things, our Board composition and director qualifications, expectations of directors, director compensation, director orientation and continuing education, succession planning and the Board’s annual performance evaluation. A current copy of our Corporate Governance Guidelines is available under “Governance” then “Governance Documents” on our website at https://investors.surfair.com/.
Director Independence
Under the rules of the New York Stock Exchange (“NYSE”) and our Corporate Governance Guidelines, independent directors must comprise a majority of our Board. Under the NYSE rules, a director will only qualify as an “independent director” if our Board affirmatively determines that the director, in the opinion of our Board, does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our Board reviewed its composition and the independence of our directors and considered whether any director has a relationship with us that could interfere with his or her ability to exercise independent judgment in carrying out his or her responsibilities. In addition, the Board annually evaluates and determines the independence of each our non-employee directors under the NYSE listing standards. As a part of the evaluation process, and as part of the independence determination by the Board, the Board considers, in addition to such other factors as they may deem appropriate, each director’s occupation, personal and affiliate transactions with the Company, and other relevant direct and indirect relationships with the Company that may affect independence. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, our Board has determined that each of Mr. Albert, Mr. D’Agostino, Mr. Hack, Mr. Mady, Mr. Painter and Mr. Pelsinger qualify as independent directors, and that Tyrone Bland, who served as director until August 2025, qualified as an independent director during the time he served as director, as defined under the listing rules of the NYSE, and that our Board consists of a majority of “independent directors,” as defined under the rules of the SEC and NYSE. In making these determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining independence. Mr. Anderman and Mr. Shahani are not considered independent directors as a result of their former employment by, and former or current advisory arrangements with, the Company.
Board Leadership Structure
We have no policy requiring either that the positions of the Chairman of the Board and our Chief Executive Officer be separate or that they be occupied by the same individual. Our Board believes that it is important to retain flexibility to allocate the responsibilities of the offices of the Chairman of the Board and Chief Executive Officer in a way that is in our best interests and the best interests of our stockholders at a given point in time. Deanna White currently serves as our Chief Executive Officer and Carl Albert serves as the independent Chairman of the Board. Following the Annual Meeting, Shawn Pelsinger will serve as the independent Chairman of the Board. The Board has determined that this leadership structure is best for the Company at this time because it provides our Chief Executive Officer, Ms. White, with the ability to focus on our day-to-day operations while allowing our Chairman, Mr. Albert and, following the Annual Meeting, Mr. Pelsinger, to lead our Board in its fundamental role of providing advice to and oversight of management.

Surf Air Mobility Inc.	7	2026 Proxy Statement

The Board’s Role in Risk Oversight
Our Board, as a whole and through its committees, serves an active role in overseeing the management of risks related to our business. Our officers are responsible for day-to-day risk management activities. The full Board monitors risks through regular reports from each of the committee chairs and is apprised of particular risk management issues in connection with its general oversight and approval of corporate matters. The Board and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each committee meets with key management personnel and representatives of outside advisers as required.
Our Board has delegated oversight for specific areas of risk exposure to its committees as follows:
•
The Audit Committee oversees the management of a variety of the Company’s risks, including through review and discussion of the Company’s guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk, and reviews major financial risk exposures facing the Company and management’s plans to monitor and control such exposures. The Audit Committee is also responsible for primary oversight related to our financial reporting, accounting, and internal controls, oversees our compliance with legal and regulatory requirements, and meets regularly with our internal auditors and independent registered public accounting firm.

•	The Compensation Committee reviews and discusses the relationship between risk management policies and practices, corporate strategy, and the Company’s compensation arrangements.
Our Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the independent Chairman and working through its independent committees, to participate actively in the oversight of management’s actions.
Committees of the Board
The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The written charters of these committees are available under “Governance” the “Governance Documents” on our website at https://investors.surfair.com/.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Carl Albert
Sudhin Shahani
John D’Agostino
David Anderman
Edward Mady
Tyler Painter
Bruce Hack
Shawn Pelsinger

Chairperson & Financial Expert	Financial Expert	Chairperson	Member

Surf Air Mobility Inc.	8	2026 Proxy Statement

Audit Committee
Our Board determined that each of Carl Albert, John D’Agostino and Bruce Hack, who comprise our Audit Committee, and Tyler Painter, satisfy the independence standards for such committee established by applicable SEC rules and the listing standards of the NYSE. Additionally, our Board has determined that each of John D’Agostino, Carl Albert, Bruce Hack and Tyler Painter is an “audit committee financial expert” as defined by applicable SEC rules. Following the Annual Meeting, the Audit Committee will be comprised of John D’Agostino, Bruce Hack and Tyler Painter, with John D’Agostino as Chairperson.

Committee Members	Primary Responsibilities	Number of Meetings in 2025
John D’Agostino (Chair) Carl Albert Bruce Hack
•
Appointing, compensating, retaining and overseeing the work of our independent auditors.
•
Evaluating the performance, independence and qualifications of our independent auditors.
•
Overseeing the quality and integrity of our financial statements and our compliance with applicable legal and regulatory requirements, including accounting, financial reporting, and public disclosure requirements.
•
Reviewing the performance of our system of internal control over financial reporting and the function of the internal audit department.
•
Preparing the audit committee report required by the SEC to be included in our annual proxy statement.
•
Discussing independent auditor’s annual audit plan, including the timing and scope of audit activities, and monitoring such plan’s progress and results.
•
Reviewing with management and the independent auditors our annual and quarterly financial statements.
•
Establishing procedures for employees to submit concerns anonymously about questionable accounting or auditing matters.
•
Reviewing our guidelines and policies on risk assessment and risk management.
•
Reviewing and approving related party transactions.
•
Obtaining and reviewing a report by our independent auditors at least annually that describes our independent auditors’ internal quality control procedures, any material issues raised by review under such procedures, and any steps taken to deal with such issues.
•
Approving (or, in its sole discretion, approving in advance) all audit and permitted non-audit engagements and relationships between us and our independent auditors.
10

The Audit Committee may form subcommittees and delegate to its subcommittees such power and authority as it deems appropriate to the extent consistent with the Company’s charter and bylaws, applicable law, rules and regulations and the rules of NYSE. The Audit Committee has no current intention of delegating any of its responsibilities to a subcommittee.

Surf Air Mobility Inc.	9	2026 Proxy Statement

Compensation Committee
Our Board determined that each of Carl Albert, Bruce Hack and Edward Mady, who comprise our Compensation Committee, satisfy the independence standards for such committee established by applicable SEC rules and the listing standards of the NYSE. In making its independence determination for each member of the Compensation Committee, our Board considered whether the director has a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member. Following the Annual Meeting, the Compensation Committee will be comprised of Bruce Hack and Edward Mady, with Bruce Hack as Chairperson.

Committee Members	Primary Responsibilities	Number of Meetings in 2025
Carl Albert (Chair) Bruce Hack Edward Mady
•
Retaining compensation consultants and outside counsel, experts, and other advisors.
•
Overseeing the Company’s overall compensation structure, policies, programs and arrangements.
•
Reviewing and approving, or recommending that our Board approve, the compensation of our executive officers.
•
Perform such duties and responsibilities as may be assigned to the Committee under the terms of any compensation or other employee benefit plan, including any incentive- compensation or equity-based plan.
•
Reviewing and making recommendations to the Board for CEO succession plans and reviewing with management the Company’s general management succession plans.
•
At least annually reviewing and discussing the relationship between risk management policies and practices, corporate strategy, and the Company’s compensation arrangements.
4

The Compensation Committee may form subcommittees and delegate to its subcommittees such power and authority to the extent consistent with the Company’s charter and bylaws, applicable law, rules and regulations and the rules of the NYSE. The Compensation Committee has not delegated any of its responsibilities to subcommittees. The Compensation Committee may confer with the Board in determining the compensation for the Chief Executive Officer. In determining compensation for executive officers other than the Chief Executive Officer, the Compensation Committee considers, among other things, the recommendations of the Chief Executive Officer.
Pursuant to its charter, the Compensation Committee is authorized to retain or obtain the advice of compensation consultants, outside counsel, experts or other advisors to assist in the evaluation of director and executive officer compensation or in carrying out its other responsibilities.
The Compensation Committee retained Compensia, Inc. (“Compensia”) as a national compensation consultant. Compensia did not provide any services to us in 2025 other than services performed in support of the Compensation Committee. Compensia’s 2025 services included a review of our executive compensation peer group benchmarking, a review of management proposals to the Compensation Committee, and research assistance with other items, including but not limited to our bonus program and equity program designs. The Compensation Committee reviewed Compensia’s independence and completed an assessment of any potential conflicts of interest raised by Compensia’s work by considering the following six factors, as well as others it deemed relevant: (i) whether Compensia provides other services to us; (ii) the annual dollar value of fees paid to Compensia, as a percentage of Compensia’s total revenue; (iii) the policies and procedures of Compensia that are designed to prevent conflicts of interest; (iv) any business or personal relationships between Compensia consultants and members of the Compensation Committee; (v) whether any Compensia consultants own the Company’s stock and if so, how much; and (vi) any business or personal relationships between Compensia consultants or Compensia with any of our executive officers. As a result of this review, the Compensation Committee concluded that Compensia is independent and that its work does not give rise to any conflicts of interest.

Surf Air Mobility Inc.	10	2026 Proxy Statement

Nominating and Corporate Governance Committee
Our Board determined that each of Carl Albert, John D’Agostino and Shawn Pelsinger, who comprise our Nominating and Corporate Governance Committee satisfy the independence standards for such committee established by the listing standards of the NYSE. Following the Annual Meeting, the Nominating and Corporate Governance Committee will be comprised of John D’Agostino, Bruce Hack and Shawn Pelsinger, with Bruce Hack as Chairperson.

Committee Members	Primary Responsibilities	Number of Meetings in 2025
Carl Albert (Chair) John D’Agostino Shawn Pelsinger	• Identifying, evaluating and recommending individuals qualified to become members of our Board and its committees. • Overseeing the evaluation of the Board and its committees. • Making recommendations to the Board with respect to the compensation of non-employee members of the Board. • Developing and recommending corporate governance guidelines to our Board. • Advising the Board on corporate governance matters and Board performance matters.	3

The Nominating and Corporate Governance Committee may form subcommittees and delegate to its subcommittees such power and authority as it deems appropriate to the extent consistent with the Company’s charter and bylaws, applicable law, rules and regulations and the rules of NYSE. The Nominating and Corporate Governance Committee has no current intention to delegate any of its responsibilities to a subcommittee. In 2025, the Nominating and Corporate Governance Committee did not retain a third-party search firm to assist in the process of identifying and evaluating potential director candidates.
Meetings and Attendance
During fiscal 2025, our Board held 12 meetings, the Audit Committee held 10 meetings, the Compensation Committee held 4 meetings, and the Nominating and Corporate Governance Committee held 3 meetings. Each of our directors, other than Mr. Painter, attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which each served during fiscal 2025. In addition, independent directors of our Board meet in regularly scheduled sessions without management, which are chaired by our independent Chairman.
It is our policy that directors are invited and encouraged to attend each year’s annual meeting of stockholders, either in person, telephonically or virtually. A total of 8 directors then serving attended the 2025 Annual Meeting of Stockholders.
Succession Planning
Our Board recognizes that advance planning for contingencies such as the departure, death or disability of the Chief Executive Officer or other top executives is critical so that, in the event of an untimely vacancy, the Company has in place a succession plan to facilitate the transition to both interim and longer-term leadership. The Compensation Committee regularly reviews the succession plan with the Chief Executive Officer with input from appropriate members of management.
Consideration of Director Candidates
Our Board and the Nominating and Corporate Governance Committee will consider director candidates recommended for election to the Board by stockholders in the same manner and using the same criteria as that used for any other director candidate. The Nominating and Corporate Governance Committee has not established any specific minimum qualifications that must be met by a director candidate. In evaluating a director candidate, the Nominating and Corporate Governance Committee will consider whether the composition of the Board reflects the appropriate balance of educational background, diversity of professional experience,

Surf Air Mobility Inc.	11	2026 Proxy Statement

knowledge of the Company’s business, integrity, professional reputation, independence, wisdom and ability to represent the best interests of the Company’s stockholders as determined by the Nominating and Corporate Governance Committee. Stockholders who wish to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee and the Board should submit their recommendation in writing to the chairperson of the Nominating and Corporate Governance Committee, care of the Corporate Secretary of the Company, no later than April 25, 2027. Such recommendation must include all information about the stockholder and the candidate otherwise required for director nominations by a stockholder pursuant to our Bylaws. The Nominating and Corporate Governance Committee may request additional information concerning such director candidate as it deems reasonably required to determine the eligibility and qualification of the director candidate to serve as a member of the Board.
Stockholders who wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Nominating and Corporate Governance Committee as described above) must deliver written notice to our Corporate Secretary in the manner described in our Bylaws, and as described further under “Proposals of Stockholders and Director Nominations for 2027 Annual Meeting” below.
While our Board has no formal policy for the consideration of diversity in identifying director nominees, the Nominating and Corporate Governance Committee seeks to have a board of directors that will reflect a diversity of experience, qualifications, attributes and skills desirable for the Board as a whole and assesses its effectiveness in this regard as part of its annual evaluation process.

*	Excludes Mr. Albert and includes time served on the board of directors of Surf Air Global Limited (“SAGL”), a predecessor to and now subsidiary of the Company.
Communications with the Board
The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may communicate directly with members of the Board, the independent directors, or the Chairman of the Board by submitting a communication in an envelope marked “Confidential” addressed to the “Board of Directors,” “Independent Members of the Board of Directors,” or “Chairman,” as applicable, at: 12111 Crenshaw Boulevard, Hawthorne, California 90250.
Policy on Pledging and Hedging of Company Shares
As part of our Insider Trading Policy adopted by our Board and applicable to our directors, officers and employees, certain contractors, consultants or other persons designated as insiders, their immediate family members and other persons sharing the same household, any corporations, partnership or other entities that such person controls or manages and any trust for which such person is the trustee or has a beneficial pecuniary interest (collectively, “Insiders”), Insiders are not permitted to trade in Company securities while in possession of material nonpublic information about the Company, engage in short sales of Company securities, engage in transactions in put options, call options or other derivative securities, on an exchange or in any other organized market in connection with Company securities, pledge Company securities as collateral for a loan or margin Company securities in a margin account or purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company securities.

Surf Air Mobility Inc.	12	2026 Proxy Statement

Policies and Procedures Governing Insider Trading
Our Insider Trading Policy sets forth policies and procedures governing the purchase, sale, and other transactions in Company securities by directors, officers, and employees. These policies and procedures, as well as procedures that the Company follows, are reasonably designed to promote compliance with insider trading laws, rules, and regulations and applicable listing standards.
Code of Ethics and Code of Business Conduct and Ethics
We have adopted a written code of conduct and ethics that applies to each of our employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted under “Governance” on our website at https://investors.surfair.com/. To the extent required by rules adopted by the SEC and the NYSE, we intend to promptly disclose future amendments to certain provisions of the code, or waivers of such provisions granted to executive officers and directors, on our website at https://investors.surfair.com/.

Surf Air Mobility Inc.	13	2026 Proxy Statement

Director Compensation
Non-Employee Director Compensation
We maintain a policy for compensating our independent non-employee directors with a combination of cash and equity, with such equity awards being subject to the terms and conditions of our Amended & Restated 2023 Equity Incentive Plan (the “2023 Plan”). For 2025, Sudhin Shahani did not participate and David Anderman did not participate in the equity compensation portion of such program, and instead each received indirect compensation pursuant to advisory services agreements with the Company as described in more detail below. Mr. Anderman also received an annual cash retainer as described below.
Annual Cash Retainers
At the time of our direct listing in July 2023, all non-employee directors were entitled to receive a $50,000 ($60,000 for our Lead Independent Director) annual cash retainer for serving as a member of the Board. On December 3, 2024, the Nominating and Governance Committee of the Board approved a reduction of the annual cash retainer for serving as a member of the Board by 30%, to $35,000 for non-employee directors and $42,000 for our Lead Independent Director, which amounts were effective through December 31, 2025. In March 2026, the Board approved returning to the prior non-employee director annual cash retainer amount of $50,000 ($60,000 for our Lead Independent Director), effective January 1, 2026. Non-employee directors are also eligible for the following additional annual cash retainers for their Board committee service:

	Chair	Member
Audit Committee	$25,000	$12,500
Compensation Committee	20,000	10,000
Nominating and Corporate Governance Committee	15,000	7,500

Each annual cash retainer is paid quarterly in arrears after the end of each fiscal quarter. We reimburse all of our non-employee directors for their reasonable out-of-pocket expenses, including travel, food, and lodging, incurred in attending meetings of our Board and/or its committees.
Equity Compensation
Initial Equity Grants. At the time of our direct listing in July 2023, new non-employee directors were entitled to receive an initial equity grant with a target grant date fair value of $330,000 awarded in the form of restricted stock units. On December 3, 2024, the Nominating and Governance Committee of the Board approved a reduction of the target grant date fair value of the initial equity grant by 30%, to $231,000, which was effective through December 31, 2025. In March 2026, the Board approved returning to the prior initial equity grant target date fair value of $330,000, effective January 1, 2026. Initial equity awards vest on the one-year anniversary of the date of grant subject to the non-employee director’s continued service through such date. In connection with his appointment in October 2025, Mr. Pelsinger received an initial equity grant with a target grant date value of $231,000 and, in May 2026, in order to bring the total target value of his initial equity award to $330,000 (with the number of shares determined based on the Company’s stock price at the time of his appointment in October 2025), Mr. Pelsinger received an additional equity grant with a target value of $99,000 (collectively, the “Pelsinger Initial Equity Award”). The entire Pelsinger Initial Equity Award will vest on October 8, 2026, subject to his continued service through such

Surf Air Mobility Inc.	14	2026 Proxy Statement

date. Only the portion of the Pelsinger Initial Equity Award granted in 2025 appears as compensation in the Fiscal Year 2025 Director Compensation Table below, and the portion granted in May of 2026 will appear as compensation in the Fiscal Year 2026 Director Compensation Table in next year’s proxy statement, in each case in accordance with SEC rules.
Annual Equity Grants. On the date of the 2025 Annual Meeting, each non-employee director serving in 2024 received an annual equity grant for service from the 2024 Annual Meeting to the 2025 Annual Meeting with a target grant date fair value of $165,000 awarded in the form of RSUs, which was granted and became vested on the date of grant. Although such grants were intended as compensation for service beginning in 2024, in accordance with SEC rules, such awards appear as compensation in this year’s Director Compensation Table. Also on the date of the 2025 Annual Meeting, each non-employee director then serving received an annual grant of restricted stock units with a target grant date fair value of $115,500 intended as compensation for service from the date of the 2025 Annual Meeting until the date of the 2026 Annual Meeting, which will vest in full on the earlier of the one-year anniversary of the date of grant or the day before the next annual meeting, subject to the non-employee director’s continued service through such date. In addition to an initial equity award, Mr. Pelsinger received a pro-rated annual grant for 2025 in connection with his appointment. Beginning in 2026 and in subsequent years, on or around the date of the annual meeting of stockholders, each non-employee director then serving will receive an annual grant of restricted stock units with a target grant date fair value of $265,0000. The annual equity awards vest in full on the earlier of the one-year anniversary of the date of grant or the day before the next annual meeting, subject to the non-employee director’s continued service through such date.
Director Stock Ownership Guidelines
The Compensation Committee and our Board of Directors adopted the following stock ownership guidelines for our non-employee directors to better align the interests of our non-employee directors with those of our stockholders:
•
Directors must maintain a minimum holding of company stock with a fair market value equal to five times (5x) such director’s annual cash retainer (excluding annual retainers for service on committees of the Board); and

•	Directors will have five years to reach the minimum holding level.
As of May 26, 2026, all of our non-employee directors had either met their stock ownership requirement or had remaining time to do so.

Surf Air Mobility Inc.	15	2026 Proxy Statement

Director Compensation Table - Fiscal 2025
The following table sets forth information regarding the compensation received by each of our non-employee directors serving during the year ended December 31, 2025. Sudhin Shahani and David Anderman each received indirect compensation pursuant to advisory services agreements with the Company and in accordance with SEC rules, each of their indirect compensation for the year is included in the table below and the terms of their advisory services agreements are described further below in “Transactions with Related Persons”:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)
Carl Albert	117,000	329,341	—	—	446,341
David Anderman	35,000	—	—	247,942(2)	282,942
Tyrone Bland(3)	23,333	329,341	—	—	352,675
John D’Agostino	67,500	329,341	—	—	396,841
Bruce Hack	57,500	329,341	—	—	386,841
Ed Mady	45,000	329,341	—	—	374,341
Tyler Painter	35,000	329,341	—	—	364,341
Shawn Pelsinger(4)	8,750	313,592			322,342
Sudhin Shahani	—	—	—	593,752(5)	593,752

(1)
Amounts shown in these columns represent the aggregate grant date fair value (calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 “Compensation – Stock Compensation”) of stock awards and stock options and warrants granted during the year. A description of the methodologies and assumptions we use to value equity awards and the manner in which we recognize the related expense are described in Note 15 to our consolidated financial statements. These amounts may not correspond to the actual value eventually realized by each director because the value depends on the market value of our common stock at the time the award vests or is exercised. On June 26, 2025, Messrs. Albert, Bland, D’Agostino, Hack, Mady and Painter received (a) 62,857 restricted stock units (“RSUs”) for service in 2024, which vested immediately, and (b) 33,724 RSUs as annual equity grants, which vest in full on earlier to occur of (i) June 26, 2026, and (ii) the day immediately preceding the Annual Meeting. On October 8, 2025, Mr. Pelsinger received (x) 46,667 RSUs as an initial equity grant, which vest on October 8, 2026, and (y) 16,685 RSUs as a pro rata portion of his annual equity grants, which vest on the earlier to occur of (i) June 26, 2026, and (ii) the day immediately preceding the Annual Meeting. As of December 31, 2025, Mr. Albert held 96,581 outstanding restricted stock units and 172,340 outstanding options, Mr. Anderman held 142,857 outstanding warrants (held by his company Proxima Centauri LLC, which is affiliated with Mr. Anderman), and 1,594 outstanding options, Mr. D’Agostino held 95,581 outstanding restricted stock units, Mr. Hack held 95,581 outstanding restricted stock units and 14,286 outstanding options, Mr. Mady held 96,581 outstanding restricted stock units, Mr. Painter held 96,581 outstanding restricted stock units, Mr. Pelsinger held 63,352 outstanding restricted stock units, and Mr. Shahani held 180,000 outstanding performance-based restricted stock units, and 911,544 outstanding options.

(2)
The amount reported in the “All Other Compensation” column for Mr. Anderman includes $240,000 paid as part of a separate advisory services agreement with Proxima Centauri LLC, which is affiliated with Mr. Anderman.

(3)	Mr. Bland resigned as a director effective August 27, 2025.
(4)	Mr. Pelsinger was appointed as a director in October 2025.
(5)
Of the amount reported in the “All Other Compensation” column, $450,000 represents amounts paid to SRS Ventures LLC as part of a separate advisory services agreement with SRS Ventures LLC, which is affiliated with Mr. Shahani, $118,752 for personal travel financed by the Company, and $25,000 for personal professional services provided or paid for by the Company.

Surf Air Mobility Inc.	16	2026 Proxy Statement

Indemnification Agreements
We have entered into indemnification agreements with our officers and directors. These agreements, among other things, require the Company to indemnify its officers and directors for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by an officer or director in any action or proceeding arising out of their services as one of the Company’s officers or directors or any other company or enterprise to which the person provides services at the Company’s request.

Surf Air Mobility Inc.	17	2026 Proxy Statement

Executive Officers of the Company
The table below sets forth certain information regarding our executive officers as of May 26, 2026, each of which holds office until such officer’s successor has been appointed by the Board, or until such officer’s earlier death, resignation or removal:

Name	Age	Position
Deanna White	60	Chief Executive Officer
Oliver Reeves	47	Chief Financial Officer

Information concerning the business experience of our executive officers is set forth below.

Deanna White
Ms. White has served as the Company’s Chief Executive Officer since December 2024, after having served as Interim Chief Executive Officer and Chief Operating Officer from May 2024 to December 2024, and after previously serving as Chief Financial Officer of the Company from July 2023 to December 2023. Ms. White served as the Chief Financial Officer of Surf Air Global Limited, a subsidiary of the Company, from May 2022 to July 2023, and prior to that, she served as Chief Administrative Officer of Surf Air Global Limited from January 2021 to May 2022. Ms. White served as COO at Kitty Hawk/Cora, an aerospace company, from December 2017 to October 2019, where she led the business operations and commercialization of an R&D eVTOL aircraft program. Ms. White also served as CFO and CEO of Bombardier Flexjet from October 2005 to March 2015. Ms. White holds a BS in accounting from the University of Tampa, and an MBA and MA in Cybersecurity from the University of Dallas.

Oliver Reeves
Mr. Reeves has served as Chief Financial Officer of the Company since January 2024. Mr. Reeves brings with him his deep experience with capital markets strategy. Mr. Reeves most recently served as Chief Strategy Officer of Xinuos, Inc., the developer and licensor of the UnixWare and OpenServer operating systems, from May 2019 to December 2023. Earlier in his career, Mr. Reeves gained investment experience by holding several asset management positions: first as an Investment Analyst at Coliseum Capital Management, then as a Vice President at Gerson Global Advisors, and finally as a Senior Vice President at Phoenix Star Capital. Mr. Reeves received his MBA from Columbia Business School and graduated Summa Cum Laude from Babson College.

There are no family relationships between or among any of our executive officers or directors.

Surf Air Mobility Inc.	18	2026 Proxy Statement

Executive Compensation
Our named executive officers, or NEOs, for 2025, are:
•	Deanna White, our Chief Executive Officer, or CEO; and
•	Oliver Reeves, our Chief Financial Officer, or CFO.
Summary Compensation Table - Fiscal Years 2025 and 2024
The following table sets forth for each of the NEOs, as applicable: (i) the dollar value of base salary and bonus earned during the years ended December 31, 2025 and 2024; (ii) the aggregate grant date fair value of stock and option awards granted during 2025 and 2024, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718; (iii) all other compensation for 2025 and 2024; and, finally, (iv) the dollar value of total compensation for 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Deanna White Chief Executive Officer	2025	550,000	457,008	1,909,000(3)	—	17,200(4)	2,933,208
	2024	650,000	—	—	324,084(5)	10,562	984,646
Oliver Reeves Chief Financial Officer (started 1/1/2024)	2025	500,000	430,463	708,000(6)	—	—	1,638,463
	2024	650,000	—	66,001(7)	1,254,000(8)	27,015	1,997,016

(1)
Represents bonuses payable pursuant to the terms of each NEO’s employment agreement as well as annual bonuses earned with respect to 2025 under the Company’s Executive Bonus Program. The Compensation Committee decided to award such bonuses in the form of fully vested shares of our common stock in lieu of cash. Such shares were granted in May 2026, with the number of shares calculated based on the 30-day average of our closing prices prior to the issuance date.

(2)
Amounts shown in these columns represent the aggregate grant date fair value (calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718) of stock awards and stock options granted during the year. A description of the methodologies and assumptions we use to value equity awards and the manner in which we recognize the related expense are described in Note 18 to our consolidated financial statements, Stock-Based Compensation. These amounts may not correspond to the actual value eventually realized by each NEO because the value depends on the market value of our common stock at the time the award vests or is exercised.

(3)
Ms. White was granted (i) 200,000 RSUs and 200,000 performance-based RSUs (“PSUs”) on April 10, 2025 that each vest in four equal annual installments beginning on April 10, 2026, provided, however, that vesting of the PSUs was contingent on the achievement of certain EBITDA goals with respect to fiscal year 2025 and (ii) 500,000 RSUs on December 30, 2025 (the “December 2025 RSUs”) which were fully vested as of the date of grant. With regards to the December 2025 RSUs, the Company paid the taxes owed by Ms. White in lieu of conducting a sale to cover, resulting in Ms. White actually receiving a net number of 303,250 RSUs.

(4)	Amount is attributed to a 2024 car allowance for Ms. White paid in 2025.
(5)
Ms. White was granted stock option awards of (i) 157,143 shares on April 3, 2024 that were contingent on stockholder approval of an increase in shares under our equity plan, which was received on June 25, 2024, and (ii) 125,151 shares on June 25, 2024.

(6)
Mr. Reeves was granted 150,000 RSUs and 150,000 PSUs on April 10, 2025 that each vest in four equal annual installments beginning on April 10, 2026, provided, however, that vesting of the PSUs was contingent on the achievement of certain EBITDA goals with respect to fiscal year 2025.

(7)	Mr. Reeves was granted 7,143 fully vested RSUs on January 8, 2024.
(8)
Mr. Reeves was granted stock option awards of 257,143 shares on January 8, 2024 and 107,143 shares on April 3, 2024 that were contingent on stockholder approval of an increase in shares under our equity plan, which was received on June 25, 2024.

Surf Air Mobility Inc.	19	2026 Proxy Statement

Outstanding Equity Awards as of December 31, 2025
The following table sets forth information on outstanding option and stock awards held by the named executive officers at December 31, 2025, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Deanna White	41,925	—	—	3.68	3/1/2032	—	—	—	—
	41,925	—	—	40.08	11/12/2032	—	—	—	—
	78,572(1)	78,571	—	6.17	4/3/2034	—	—	—	—
	41,717(2)	83,434	—	2.63	6/25/2034	—	—	—	—
	—	—	—	—	—	400,000(3)	776,000	—	—
	—	—	—	—	—	—	—	—	—
Oliver Reeves	85,714(4)	171,428	—	9.24	1/8/2034	—	—	—	—
	53,572(1)	53,571	—	6.17	4/3/2034	—	—	—	—
						300,000(3)	582,000	—	—
						—	—	—	—

(1)	25% of these stock options were vested as of the grant date of April 3, 2024, with the remaining 75% vesting over a three-year period thereafter.
(2)	25% of these stock options were vested as of the grant date of June 25, 2024, with the remaining 75% vesting over a three-year period thereafter.
(3)
These RSUs vest in four equal annual installments on each of April 10, 2026, April 10, 2027, April 10, 2028, and April 10, 2029. Half of the RSUs reported in this column were subject to the achievement of an EBITDA goal with respect to fiscal year 2025.

(4)	These stock options vest in equal installments over a three-year period measured from January 1, 2024.
2024 Equity Awards
Ms. White and Mr. Reeves were granted stock option awards of 157,143 and 107,143 shares, respectively, on April 3, 2024 with an exercise price per share of $6.17 that were contingent on stockholder approval of an increase in shares under the 2023 Equity Incentive Plan, which was received on June 25, 2024, with 25% of the shares of common stock subject to these stock options vesting as of the grant date of April 3, 2024 and the remaining 75% vesting over a three-year period thereafter. Ms. White was also granted a further stock option award grant of 125,151 shares on June 25, 2024 with an exercise price per share of $2.63 vesting in three equal installments on each of May 15, 2025, May 15, 2026, and May 15, 2027. On January 8, 2024, Mr. Reeves was also granted a stock option award of 257,143 shares with an exercise price per share of $9.24, vesting in three equal installments on each of January 1, 2025, 2026 and 2027, and 7,143 fully vested Restricted Stock Units (“RSUs”).

Surf Air Mobility Inc.	20	2026 Proxy Statement

2025 Equity Awards
On April 10, 2025, Ms. White and Mr. Reeves were granted (i) 200,000 RSUs and 150,000 RSUs, respectively, which vest in four equal annual installments beginning on April 10, 2026 and (ii) 200,000 PSUs and 150,000 PSUs, respectively, that vest based upon achievement of an adjusted EBITDA target with respect to fiscal year 2025, after which they also vest in four equal annual installments beginning on April 10, 2026. With respect to the PSUs, commencement of vesting was conditioned on the Company achieving adjusted EBITDA of at least $36,379 with respect to fiscal year 2025. For purposes of the PSUs, adjusted EBITDA is defined as net income or loss before interest, taxes, depreciation, and amortization, excluding stock-based compensation, changes in fair value of financial instruments, and other non-recurring items. The Compensation Committee concluded that the adjusted EBITDA target was met for 2025.
In addition, on December 30, 2025, Ms. White was granted, in recognition of Ms. White’s and the Company’s performance in 2025, 500,000 fully-vested RSUs, for which the Company paid the taxes owed by Ms. White in lieu of conducting a sale to cover, resulting in Ms. White actually being granted a net number of 303,250 RSUs.
Bonuses
Ms. White and Mr. Reeves were each entitled to a $150,000 bonus for 2025 pursuant to the terms of their respective employment agreements. In addition, Ms. White and Mr. Reeves are participants in the 2025 Surf Air Mobility Executive Bonus Program (the “Executive Bonus Plan”) adopted by the Compensation Committee in April 2025. For 2025, the Executive Bonus Plan period was from January 1, 2025 through December 31, 2025. The Executive Bonus Plan is comprised of three components, weighted in the following percentages: (1) 25% based on strategic targets related to software and electrification initiatives, in each case as determined by the Board; (2) 50% based on financial targets related to revenue, consolidated adjusted EBITDA (using the same definition as applied to the 2025 PSUs), and adjusted EBITDA of airline operations; and (3) 25% based on the executive’s individual contribution. Pursuant to the terms of the Executive Bonus Plan and its assessment of the Company’s performance and individual performance, the Compensation Committee determined that, with respect to 2025, Ms. White and Mr. Reeves earned bonuses of $307,008 and $280,463, respectively. The Compensation Committee decided to award such bonuses in the form of fully vested shares of our common stock in lieu of cash. Such shares were granted in May 2026, with the number of shares calculated based on the 30-day average of our closing prices prior to the issuance date.
Executive Employment and Severance Agreements
On May 17, 2024, we entered into an employment agreement with Ms. White to serve as our Interim Chief Executive Officer and on February 4, 2025, we entered into an amendment to such agreement effective January 1, 2025 in connection with her service as Chief Executive Officer. The agreement became effective on May 15, 2024 and has an initial three-year term that will automatically extend for additional one-year periods unless either party gives notice at least 60 days prior to the scheduled expiration date of a desire not to renew the agreement. The agreement, prior to its amendment, provided that Ms. White would receive an initial annual base salary of $650,000 and was eligible for an annual discretionary bonus as determined by the Compensation Committee (with a target incentive equal to 200% of her base salary). As amended, Ms. White’s annual base salary was reduced to $550,000 and she remains eligible for an annual discretionary bonus as determined by the Compensation Committee (with a target bonus opportunity equal to two times the sum of Ms. White’s salary for such year), and a guaranteed bonus of $150,000 per year. Pursuant to the agreement, as amended, she is also eligible to participate in the Company’s benefit plans made available to employees generally. The agreement also provided for her to receive an option grant for the purchase of up to 157,143 shares of common stock of the Company. She is also eligible to participate in the Company’s benefit plans made available to employees generally. Pursuant to the agreement, as amended, if Ms. White’s employment with the Company is terminated by the Company without “cause” or by her for “good reason” (as defined in the agreement), in addition to any accrued obligations (which includes any unpaid portion of the guaranteed bonus for the year of termination, up to $75,000) she will receive severance in an amount equal to the sum of (x) 100% of her base salary plus (y) $150,000 (payable in installments over such period, unless such termination is on or within two years following a change in control of the Company, in which case such payments will be made in a lump sum), payment of her COBRA premiums for up to 18 months, payment of any annual bonus earned for the fiscal year prior to termination to the extent

Surf Air Mobility Inc.	21	2026 Proxy Statement

not yet paid, a pro-rated target bonus, and accelerated vesting of any time-based vesting component of her then-outstanding and unvested equity awards granted by the Company. Ms. White’s right to receive these severance payments and benefits is subject to her executing a general release of claims in favor of the Company and her continued compliance with her confidentiality, non-solicitation (which shall continue for 12 months following termination), and other covenants in favor of the Company. If her employment with the Company terminates due to her death or disability, the Company will pay her (or her estate), in addition to any accrued obligations (which includes any unpaid portion of the guaranteed bonus for the year of termination, up to $75,000), any annual bonus earned for the fiscal year prior to termination to the extent not yet paid and a pro-rated target bonus for the year in which such termination occurs. If any payments under Ms. White’s employment agreement would otherwise trigger the excise tax imposed by Section 4999 of the Internal Revenue Code, the payments will be reduced as provided in the agreement to a level that does not trigger the excise tax if the reduction results in her retaining a greater amount of the payments on an after-tax basis than if such reduction were not made.
On December 31, 2023, we entered into an employment agreement with Mr. Reeves to serve as our Chief Financial Officer, which was amended on May 20, 2024 and again on January 1, 2025. The agreement became effective on January 1, 2024 and has an initial three-year term that will automatically extend for additional one-year periods unless either party gives notice at least 60 days prior to the scheduled expiration date of a desire not to renew the agreement. The agreement originally provided that Mr. Reeves would receive an initial annual base salary of $650,000 and was eligible for an annual discretionary bonus as determined by the Compensation Committee (with a target incentive equal to 200% of his base salary). The agreement also provided for him to receive an option grant for the purchase of up to 257,143 shares of common stock of the Company. He is also eligible to participate in the Company’s benefit plans made available to employees generally. Pursuant to the January 1, 2025 amendment, Mr. Reeves’s annual base salary was reduced to $500,000 and he remains eligible for an annual discretionary bonus as determined by the Compensation Committee (with a target bonus opportunity equal to two times the sum of Mr. Reeves’s salary for such year plus $150,000), and a guaranteed bonus of $150,000 per year. Pursuant to the agreement, as amended, if Mr. Reeves’ employment with the Company is terminated by the Company without “cause” or by him for “good reason” (as defined in the agreement), in addition to any accrued obligations (which includes any unpaid portion of the guaranteed bonus for the year of termination, up to $75,000), he will receive severance in an amount equal to the sum of (x) 100% of his base salary plus (y) $150,000 (payable in installments over such period unless such termination is on or within two years following a change in control of the Company, in which case such payments will be made in a lump sum), payment of any annual bonus earned for the fiscal year prior to termination to the extent not yet paid, a pro-rated target bonus, payment of his COBRA premiums for up to 18 months, and accelerated vesting of any time-based vesting component of his then-outstanding and unvested equity awards granted by the Company. Mr. Reeves’ right to receive these severance payments and benefits is subject to his executing a general release of claims in favor of the Company and his continued compliance with his confidentiality, non-solicitation (which shall continue for 12 months following termination), and other covenants in favor of the Company. If his employment with the Company terminates due to his death or disability, the Company will pay him (or his estate) in addition to any accrued obligations (which includes any unpaid portion of the guaranteed bonus for the year of termination, up to $75,000), any annual bonus earned for the fiscal year prior to termination to the extent not yet paid and a pro-rated target bonus for the year in which such termination occurs. If any payments under Mr. Reeves’ employment agreement would otherwise trigger the excise tax imposed by Section 4999 of the Internal Revenue Code, the payments will be reduced as provided in the agreement to a level that does not trigger the excise tax if the reduction results in his retaining a greater amount of the payments on an after-tax basis than if such reduction were not made.
Defined Contribution Plan
As part of our overall compensation program, we provide all full-time employees, including each of the NEOs currently employed with us, with the opportunity to participate in a defined contribution Section 401(k) retirement savings plan. The plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer a percentage of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to the plan. The 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees. The Company does not currently make any matching or other contributions to participants’ accounts under the 401(k) plan.

Surf Air Mobility Inc.	22	2026 Proxy Statement

Other Benefits
We do not sponsor any qualified or non-qualified defined benefit plans nor do we maintain any non-qualified defined contribution or deferred compensation plans.
Our board of directors and stockholders adopted an Employee Stock Purchase Plan (the “ESPP”) to provide an additional means to attract, motivate, retain and reward employees and other eligible persons by allowing them to purchase our shares at a discount with their accumulated payroll deductions. The ESPP became effective immediately upon our direct listing.
Incentive Compensation Clawback Policy
We have adopted a Compensation Recoupment (Clawback) Policy, which is intended to comply with the requirements of Section 303A.14 of the New York Stock Exchange Listed Company Manual implementing Exchange Act Rule 10D-1. In the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover, on a reasonably prompt basis, the excess incentive-based compensation received by any covered executive during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
Stock Ownership Guidelines
The Compensation Committee and our Board of Directors maintains the following stock ownership guidelines for our executive officers to better align the interests of our executive officers with those of our stockholders:
•	Our chief executive officer must maintain a minimum holding of company stock with a fair market value equal to five times (5x) their annual base salary;
•	Our chief financial officer must maintain a minimum holding of company stock with a fair market value equal to three times (3x) their annual base salary;
•	Our other Section 16 officers must maintain a minimum holding of company stock with a fair market value equal to two times (2x) their annual base salary; and
•	Our executive officers will have five years to reach the minimum holding level.
As of May 26, 2026, all of our executive officers had either met their stock ownership requirement or had remaining time to do so.
Equity Award Grant Practices
The Compensation Committee approves all equity award grants, including to our NEOs, on or before the grant date, except to the extent the Compensation Committee or the Board has delegated to management the authority to grant such awards to certain employees. Annual equity awards are typically determined, reviewed and approved at the first Compensation Committee meeting of the fiscal year. On occasion, the Compensation Committee may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. In 2025, the Compensation Committee did not take into account material non-public information when determining the timing or terms of equity awards, nor did we time disclosure of material non-public information for the purpose of affecting the value of executive compensation. During 2025, the Company did not grant stock option awards to NEOs during the period beginning four business days before and ending one business day after the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information (other than a current report on Form 8-K disclosing a material new stock option award under Item 5.02(e) of such Form 8-K).

Surf Air Mobility Inc.	23	2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 26, 2026 by:
•	each person known by us to be a beneficial owner of more than 5.0% of our outstanding common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our directors and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.
We have based our calculation of the percentage of beneficial ownership on 100,411,448 shares of our common stock outstanding as of May 26, 2026. In accordance with SEC rules, we have deemed shares of our common stock subject to stock options or warrants that are currently exercisable or exercisable within sixty (60) days of May 26, 2026, and shares of our common stock underlying RSUs that are currently releasable or releasable within sixty (60) days of May 26, 2026, to be outstanding and to be beneficially owned by the person holding the common stock, options, warrants or RSUs for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Surf Air Mobility Inc.	24	2026 Proxy Statement

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Surf Air Mobility Inc., 12111 Crenshaw Boulevard, Hawthorne, California 90250. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

NAME	Number of Shares of Common Stock	Percent of Outstanding Common Stock
5% Stockholders
Liam Fayed(1)	10,280,746	9.99%
Citadel Advisors LLC(2)	6,902,504	6.87%
Hudson Bay Capital Management LP(3)	11,144,435	9.99%
Park Lane Investments, LLC(4)	6,723,311	6.60%
Directors and Executive Officers
Deanna White(5)	894,703	*
Oliver Reeves(6)	497,603	*
Carl Albert(7)	1,169,345	1.16%
David Anderman(8)	53,390	*
John D’Agostino	129,929	*
Bruce Hack	140,644	*
Edward Mady	123,314	*
Tyler Painter	111,729	*
Shawn Pelsinger	16,685	*
Sudhin Shahani(9)	1,165,841	1.15%
All directors and executive officers as a group (10 persons)	4,303,183	4.19%

*	Represents beneficial ownership of less than 1%.
(1)
Based on information provided in a Schedule 13G/A filed with the SEC on February 25, 2026, as of December 31, 2025, the number of shares consists of (i) 306,083 shares of Common Stock beneficially owned by Liam Fayed and (ii) 6,357,837 shares of Common Stock held by Mr. Fayed and LamVen LLC (“LamVen”), which is an entity affiliated with Mr. Fayed, over which Mr. Fayed and LamVen have shared voting and shared investment power as of November 12, 2025. As part of financing transactions that closed on November 12, 2025, LamVen acquired 1,506,024 shares of Common Stock and was issued a warrant (the “LamVen Warrant”) to purchase an aggregate of 1,506,024 shares of Common Stock. The LamVen Warrant provides that LamVen is prohibited from exercising the warrant for such number of shares of Common Stock as would result in beneficial ownership of Common Stock by LamVen (together with any other persons whose beneficial ownership could be aggregated with LamVen’s for the purposes of Section 13(d), which includes Mr. Fayed) exceeding 9.99% of all outstanding Common Stock, subject to certain exceptions. The number of shares of Common Stock is reported above with reference to the number of shares of outstanding Common Stock as of May 26, 2026. To the extent the number of shares of outstanding Common Stock increases, the number of shares of Common Stock beneficially owned by Mr. Fayed would increase. To the extent the number of shares of outstanding Common Stock decreases, the number of shares of Common Stock beneficially owned by Mr. Fayed would decrease. Mr. Fayed’s address is 53 Greenwich Avenue, Second Floor, Greenwich, CT 06830.

(2)
Based on a Schedule 13G, jointly filed with the SEC on April 28, 2026 by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin (collectively with Citadel Advisors, CAH, CGP, Citadel Securities, CALC4 and CSGP, the “Citadel Persons”) with respect to the shares of Common Stock owned by Citadel Multi-Asset Master Fund Ltd., a Cayman Islands company (“CMAM”), Citadel CEMF Investments Ltd., a Cayman Islands limited company (“CCIL”), and Citadel Securities. . Based on the Schedule 13G, Citadel Advisors, CAH, and CGP each have shared voting power over 6,902,504 shares and shared investment power over 6,902,504 shares; and Kenneth Griffin has shared voting power over 6,909,862 shares and shared investment power over 6,909,862 shares. Such reported shares may include other instruments exercisable for or convertible into shares of Common Stock. Citadel Advisors is the portfolio manager for CMAM and CCIL. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. The address of each of the Citadel Persons is 830 Brickell Plaza, Miami, Florida 33131.

(3)
Based on a Schedule 13G, filed with the SEC on February 10, 2026, reporting ownership as of December 31, 2025,by Hudson Bay Capital Management LP (“Hudson Bay”). Assumes the exercise of certain warrants and/or conversion of convertible notes held by HT Investments MA LLC and HTSS (collectively, the “HT Parties”) up to the Beneficial Ownership Limitation (as defined below). Pursuant to the terms of the warrants and convertible notes held by the HT Parties, the HT Parties cannot exercise such warrants or convert such convertible notes if the HT Parties would beneficially own, after such exercise or conversion, more than 9.99% of the outstanding shares of common stock (the “Beneficial Ownership Limitation”). Due to the Beneficial Ownership Limitation, beneficial ownership reported here is capped at 9.99% of our outstanding shares of common stock as of May 26, 2026, and determined as if such outstanding securities were exercised or converted, as applicable, in full (subject to the Beneficial Ownership Limitation). The address for the HT Parties is 290 Harbor Dr., Stamford, CT 06902.

Surf Air Mobility Inc.	25	2026 Proxy Statement

(4)
Based on information provided in a Schedule 13G filed with the SEC on November 20, 2025, as of November 12, 2025, Park Lane Investments, LLC (“Park Lane Investments”) beneficially held 6,368,044 shares of Common Stock. As part of financing transactions that closed on November 12, 2025, Park Lane Investments acquired 3,531,024 shares of Common Stock and was issued a warrant (the “Park Lane Warrant”) to purchase an aggregate of 1,506,024 shares of Common Stock. The Park Lane Warrant provides that Park Lane Investments is prohibited from exercising the Park Lane Warrant for such number of shares of Common Stock as would result in beneficial ownership by Park Lane Investments of Common Stock exceeding 9.99% of all outstanding Common Stock, subject to certain exceptions. The number of shares of Common Stock is reported in this statement with reference to the number of shares of outstanding Common Stock as of May 26, 2026. To the extent the number of shares of outstanding Common Stock increases, the number of shares of Common Stock beneficially owned by Park Lane Investments would increase. To the extent the number of shares of outstanding Common Stock decreases, the number of shares of Common Stock beneficially owned by Park Lane Investments would decrease. Park Lane Investments’ address is 53 Greenwich Ave, 2nd Floor, Greenwich, CT 08630.

(5)
Consists of (i) 599,130 shares held by Ms. White, and (ii) 295,573 shares issuable pursuant to outstanding stock options, held by Ms. White, which are exercisable currently or within 60 days of May 26, 2025.

(6)
Consists of (i) 232,092 shares held by Mr. Reeves, (ii) 13,724 shares held in a joint account by Mr. Reeves and his spouse, and (iii) 251,787 shares issuable pursuant to outstanding stock options, held by Mr. Reeves, which are exercisable currently or within 60 days of May 26, 2026.

(7)
Consists of (i) 111,547 shares held by Carl Albert, (2) 135,458 shares held by The Carl Albert Trust dated June 7, 1991 (“The Carl Albert Trust”), of which Carl Albert is Trustee, (iii) 172,340 shares issuable pursuant to outstanding stock options, held by Mr. Albert, which are exercisable currently or within 60 days of May 26, 2026, and (iv) 750,000 shares issuable within 60 days of May 26, 2026 pursuant to the terms of an advisory services agreement, as further described in “Transactions with Related Persons”. Mr. Albert may be deemed to have voting or dispositive power over the shares held by The Carl Albert Trust.

(8)
Consists of (i) 23,225 shares held by Mr. Anderman (ii) 1,594 shares issuable pursuant to outstanding stock options, held by Mr. Anderman, which are exercisable currently or within 60 days of May 26, 2026, and (iii) 28,571 shares issuable pursuant to outstanding warrants, held by Proxima Centauri LLC, which is an entity affiliated with Mr. Anderman, which are exercisable currently or within 60 days of May 26, 2026. Mr. Anderman may be deemed to have voting or dispositive power over the shares held by Proxima Centauri LLC.

(9)
Consists of (i) 482,183 shares held by Mr. Shahani and (ii) 683,658 shares issuable pursuant to outstanding stock options, held by Mr. Shahani, which are exercisable currently or within 60 days of May 26, 2026.

Surf Air Mobility Inc.	26	2026 Proxy Statement

Equity Incentive Plan Information
Our executive officers, directors, and all of our employees are allowed to participate in our equity incentive plans. We believe that providing them with the ability to participate in such plans provides them with a further incentive towards ensuring our success and accomplishing our corporate goals.
The following table provides information regarding the securities authorized for issuance under our equity compensation plans as of December 31, 2025:

Plan category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)(2)
Equity compensation plans approved by stockholders	4,593,106	$8.07	—
Equity compensation plans not approved by stockholders	—	—	—

(1)	The weighted average exercise price excludes restricted stock units and performance stock units, which have no exercise price.
(2)
Excludes 3,654,101 shares and 114,285 shares that were added to our 2023 Plan and our ESPP, respectively, on January 1, 2026 pursuant to the evergreen provisions thereunder that provide for automatic annual increases on January 1 of each year for the terms of the plans equal to 5% and 1%, respectively, of our outstanding shares as of the preceding December 31 (or, in the case of the ESPP, 114,285 shares, if less, or, in the case of either plan, such lesser amounts as approved by the Board).

Surf Air Mobility Inc.	27	2026 Proxy Statement

Report of Audit Committee
The Audit Committee assists the Board in its oversight of the Company’s financial statements and reporting process, audit process and internal controls. The Audit Committee operates under a written charter adopted by the Board, which describes this and the other responsibilities of the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for fiscal 2025, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the PCAOB and SEC. The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP ’s communications with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP its independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2025 Annual Report on Form 10-K for filing with the SEC. The Audit Committee also appointed PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and is seeking ratification of such selection by the Company’s stockholders at the Annual Meeting.

AUDIT COMMITTEE Carl Albert John D’Agostino (Chair) Bruce Hack

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent the Company specifically incorporates such report by reference therein.

Surf Air Mobility Inc.	28	2026 Proxy Statement

Proposal 2 — Ratification of Independent Registered Public Accounting Firm
The Audit Committee of our Board has appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. We are not required to submit the appointment of PricewaterhouseCoopers LLP for stockholder approval, but as a matter of good corporate governance, our Board has elected to seek ratification of the appointment of our independent registered public accounting firm. If our stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider its appointment of PricewaterhouseCoopers LLP and will either continue to retain this firm or appoint a new independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests and the best interests of our stockholders.
We expect one or more representatives of PricewaterhouseCoopers LLP to participate in the Annual Meeting and they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
The aggregate fees billed to us for the fiscal year ended December 31, 2025 and 2024 by our independent registered public accounting firm, PricewaterhouseCoopers LLP, are as follows (in thousands):

	2025	2024
Audit Fees[1]	$2,145	$2,525
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees[2]	$2	$5
Total Fees	$2,147	$2,530

[1]
Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with regulatory filings or engagements.

[2]	All other Fees consist of subscription fees for use of the PricewaterhouseCoopers LLP research tool.

VOTE
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026. UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

Surf Air Mobility Inc.	29	2026 Proxy Statement

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence. The Audit Committee at least annually reviews and provides general pre-approval for the services that may be provided by the independent registered public accounting firm.
All services performed and related fees billed by PricewaterhouseCoopers LLP during fiscal 2025 and fiscal 2024 were pre-approved by the Audit Committee pursuant to the foregoing pre-approval policy of the Audit Committee.

Surf Air Mobility Inc.	30	2026 Proxy Statement

Proposal 3 — Approval of a Reverse Stock Split
Overview
On May 27, 2026, the Board declared advisable and unanimously approved a proposed amendment to our amended and restated certificate of incorporation (“Certificate of Incorporation”) to effect a reverse stock split of the issued shares of common stock by reclassifying and combining issued shares of common stock into a lesser number of issued shares of common stock at a ratio of whole numbers ranging from 2 shares-for-1 share up to a ratio of 6 shares-for-1 share (the “Ratio Range”), which ratio will be selected at the sole discretion of the Board and set forth in a public announcement, with no change to the number of shares of common stock authorized under our Certificate of Incorporation (the “Reverse Stock Split”). The foregoing description of the proposed amendment is a summary and is subject to the full text of the proposed amendment, which is attached to this proxy statement as Appendix A (the “Certificate of Amendment”).
If stockholders approve this Proposal 3, the Board, in its sole discretion, will have the authority to decide, at any time within 12 months of stockholder approval, whether to implement the Reverse Stock Split. If the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders, the Board will cause the Certificate of Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split. The Reverse Stock Split could become effective as soon as the business day immediately following the Annual Meeting. The Board, in its sole discretion, may also elect not to implement the Reverse Stock Split.
As described in more detail in the subsection titled “—Reasons for the Reverse Stock Split” below, the Board considers the time-limited authority to effect the Reverse Stock Split as an important risk mitigation tool to maintain the Company’s NYSE listing as well as a means by which to facilitate strategic initiatives the Board may consider in its efforts to build stockholder value. Following approval of this Proposal 3 at the Annual Meeting, no further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.
The Board’s purpose in proposing the Reverse Stock Split at the Annual Meeting following the 7:1 reverse stock split that was effected in August 2024 is to mitigate risk and maintain operational flexibility in light of the current stock price of the Company’s common stock and the current market volatility and its impact on companies with similar market capitalizations. Importantly, even if this Proposal 3 is approved by stockholders, the Board will continue to monitor circumstances and developments potentially impacting the Company’s stock price throughout the remainder of 2026 and 2027, and in its sole discretion the Board may determine that implementing the Reverse Stock Split is unnecessary.
The Reverse Stock Split, if effected, will reclassify and combine any whole number of issued shares, between and including 2 and 6 shares as determined by our Board in the manner described herein, into one share of common stock. As of May 26, 2026, 100,411,448 shares of our common stock were outstanding, and 0 shares of our common stock were held in treasury. Based on such number of shares of our common stock outstanding and held in treasury immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the payment of cash in lieu of fractional shares), we will have, depending on the Reverse Stock Split ratio selected by our Board, outstanding and treasury shares of common stock as illustrated in the table under the caption “—Effects of the Reverse Stock Split.”

Surf Air Mobility Inc.	31	2026 Proxy Statement

All holders of common stock will be affected in the same manner by the Reverse Stock Split. No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will be entitled to receive a cash payment in lieu of such fractional share. Each stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving cash in lieu of fractional shares. The par value of our common stock will continue to be $0.0001 per share (see “—Accounting Consequences”).
Reasons for the Reverse Stock Split
To maintain our listing on the NYSE. One purpose of the Reverse Stock Split is to raise the per share trading price of the Company’s common stock in order to maintain its listing on the NYSE. The continued listing requirements for the NYSE include a requirement that shares trade above $1.00. If an issuer’s shares have an average closing price of less than $1.00 over a consecutive 30 trading-day period or more, the issuer may be subject to delisting. Given the current market volatility, in particular for companies of a similar market capitalization, the Board, despite the Company currently being in compliance with listing rules, is proposing a Reverse Stock Split as a risk mitigation tool to address the possibility that the Company could fall out of compliance with the average closing price requirement.
Delisting from the NYSE may adversely affect the Company’s ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade in the Company’s securities and may negatively affect the value and liquidity of our common stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.
Effecting the Reverse Stock Split to reduce the number of issued shares of our common stock should, absent other factors, result in an increase in the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would, following the Reverse Stock Split, continue to trade over the applicable minimum average closing price requirements for the NYSE.
We believe that obtaining approval for the Reverse Stock Split is an important measure to help maintain compliance with such continued listing requirements. In addition, obtaining approval of the Reverse Stock Split at the Annual Meeting allows us to seek stockholder approval of this Proposal 3 in a more efficient and cost-effective manner than calling a Special Meeting of Stockholders at a later date for the sole purpose of seeking stockholder approval of a reverse stock split.
To potentially improve the marketability and liquidity of our common stock. The Board believes that an increased stock price may also improve the marketability and liquidity of our common stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.
To decrease the risk of market manipulation of our common stock. The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our common stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.
To provide us with flexibility with respect to our authorized common stock. A Reverse Stock Split is expected to increase the shares of common stock available for issuance. These shares would provide flexibility to the Company for raising capital; repurchasing debt; providing equity incentives to employees, officers, directors, consultants and advisors (including pursuant to our equity compensation plans); expanding our business through the acquisition of other businesses and for other purposes. However, at present, we do not have any specific plans, arrangements, understandings or commitments for the additional shares that would become available.

Surf Air Mobility Inc.	32	2026 Proxy Statement

Accordingly, for these and other reasons, the Board believes that a Reverse Stock Split is in the best interests of the Company and our stockholders.
Criteria to be Used for Determining Whether to Implement a Reverse Stock Split
Proposal 3 gives the Board the sole discretion to select a Reverse Stock Split ratio from within a range of whole numbers between and including 2:1 and 6:1, based on the Board’s then-current assessment of the factors below and the best interests of the Company and its stockholders. In determining whether to implement the Reverse Stock Split and, if so implemented, which Reverse Stock Split ratio to select within the Ratio Range, the Board may consider, among other factors:
•	the historical trading price and trading volume of our common stock;
•	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market in the short- and long-term;
•	the continued listing requirements for our common stock on the NYSE and other rules and guidance from the NYSE;
•	actual or forecasted results of operations;
•	the Company’s additional funding requirements;
•	the number of shares of common stock outstanding and the amount of the Company’s authorized but unissued common stock;
•	which Reverse Stock Split ratio would result in the least administrative cost to us; and
•	prevailing industry, market and economic conditions.
Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split
We cannot assure stockholders that the proposed Reverse Stock Split, when effectuated, will increase our stock price as expected or allow us to maintain compliance with NYSE listing requirements. The effect of a Reverse Stock Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in the Company’s overall market capitalization. Further, even if we implement a Reverse Stock Split, our stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of a Reverse Stock Split.
The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the split. In addition, a Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.
The implementation of a Reverse Stock Split would result in an increase in the shares of common stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The shares of common stock available for issuance could be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

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Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.
Our Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.
Effective Time and Ratio Range
The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Board, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State. The Board, in its sole discretion, will have the authority to decide, within 12 months of stockholder approval, whether to implement the Reverse Stock Split. The Effective Time could occur as soon as the business day immediately following the Annual Meeting. The exact timing of the filing of the Certificate of Amendment with the Delaware Secretary of State will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.
If the Board does not implement the Reverse Stock Split within 12 months of stockholder approval, then the authority granted to the Board via stockholder approval of this Proposal 3 to implement the Reverse Stock Split will automatically terminate. The Board reserves its right, notwithstanding stockholder approval of this Proposal 3 and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and our stockholders.
If this Proposal 3 is approved by the stockholders and the Reverse Stock Split is implemented by the Board, the Reverse Stock Split ratio will be selected in the range of 2-for-1 through 6-for-1, as determined by the Board in its sole discretion. Our purpose for requesting authorization to implement the Reverse Stock Split at a ratio to be determined by the Board, as opposed to a ratio that is fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in the price of our common stock and to respond to any other developments that may be relevant when considering the appropriate ratio. If the stockholders approve the Reverse Stock Split, then the Board will be authorized to proceed with the Reverse Stock Split within 12 months of stockholder approval. In determining whether to proceed with the Reverse Stock Split and setting the Reverse Stock Split ratio, if any, the Board will consider a number of factors, including market conditions, existing and expected trading prices of the Company’s common stock, actual or forecasted results of operations, NYSE listing requirements, the Company’s additional funding requirements and the amount of the Company’s authorized but unissued common stock.
Effects of the Reverse Stock Split
As of the Effective Time:
•
any whole number of issued shares of our common stock, between and including 2 and 6 (depending on the Reverse Stock Split ratio selected by the Board) will be reclassified and combined, automatically and without any action on the part of the Company or its stockholders, into one share of common stock;

•
no fractional shares of common stock will be issued; instead, stockholders who would otherwise be entitled to receive a fractional share will be entitled to receive cash in lieu of the fractional share (as detailed below);

•
proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options, warrants and restricted stock units, which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such stock options, warrants and restricted stock units, and, in the case of stock options, a proportional increase in the exercise price of all such stock options;

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•	the number of shares of common stock then reserved for issuance under our equity compensation plans will be reduced proportionately;
•
the number of shares of common stock then reserved for issuance pursuant to the Company’s senior secured convertible promissory notes with LamVen, LLC, Partners for Growth V, L.P., and HT Investments MA LLC (collectively, the “Convertible Notes”) will be reduced proportionately, and the conversion price of our Convertible Notes will be increased proportionately; and

•	the number of authorized shares will not be reduced by a corresponding ratio.
The following table summarizes the anticipated effects of a Reverse Stock Split on our shares available for issuance based on information as of May 26, 2026 (unless otherwise noted below) and without giving effect to the treatment of fractional shares. This chart is for illustrative purposes only.

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Held In Treasury	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved	Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Equity Awards	Weighted- Average Exercise Price of Outstanding Options
Pre-Reverse Stock Split	800,000,000	100,411,448	—	29,982,295	664,567,352	5,038,905	$8.07
Post-Reverse Stock Split 2:1	800,000,000	50,205,724	—	14,991,147	732,283,677	2,519,452	$16.14
Post-Reverse Stock Split 3:1	800,000,000	33,470,482	—	9,994,098	754,855,785	1,679,635	$24.21
Post-Reverse Stock Split 4:1	800,000,000	25,102,862	—	7,495,573	766,141,839	1,259,726	$32.28
Post-Reverse Stock Split 5:1	800,000,000	20,082,289	—	5,996,459	772,913,471	1,007,781	$40.35
Post-Reverse Stock Split 6:1	800,000,000	16,735,241	—	4,997,049	777,427,893	839,817	$48.42

A Reverse Stock Split would affect all stockholders in the same manner. As of the Effective Time, each stockholder would own a reduced number of shares of common stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares (as described below).
A Reverse Stock Split would not affect the registration of our common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Our common stock would continue to be listed on the NYSE under the symbol “SRFM,” but would have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number after the Effective Time.
Because we will not reduce the number of authorized shares of common stock, the overall effect of the Reverse Stock Split will be an increase in shares of common stock available to be issued. These shares of common stock may be issued at the discretion of the Board, subject to applicable limitations. Any future issuances of shares of common stock will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of common stock.

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Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including this Proposal 3, that may be used as an anti-takeover mechanism. Because this Proposal 3 provides that the number of authorized shares of common stock remains at 800,000,000 shares, the Certificate of Amendment that is filed with the Delaware Secretary of State, if any such amendment is filed, will result in a relative increase in the number of shares of our common stock available for issuance in relation to the number of outstanding shares of our common stock after the Reverse Stock Split and could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board. The primary purpose of the proposed Reverse Stock Split is to provide the Board with a mechanism to raise the per share trading price of our common stock by lowering the number of shares outstanding. However, a relative increase in the number of our shares of common stock available for issuance could enable the Board to render more difficult or discourage an attempt by a party attempting to obtain control of the Company by tender offer or other means. The issuance of common stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares of common stock entitled to vote, increase the number of votes required to approve a change of control of the Company and dilute the interest of a party attempting to obtain control of the Company. Any such issuance could deprive stockholders of benefits that could result from an attempt to obtain control of the Company, such as the realization of a premium over market price that such an attempt could cause. Moreover, the issuance of common stock to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if such change were favorable to stockholders generally. The Company has no present intent to use the relative increase in the number of authorized shares of common stock for anti-takeover purposes, and the proposed Certificate of Amendment is not part of a plan by the Board to adopt any anti-takeover provisions. However, if this Proposal 3 is approved by the stockholders, then a greater number of shares of our common stock would be available for such purpose than currently is available. The Company is not aware of any pending or threatened efforts to obtain control of the Company, and the Board has no present intent to authorize the issuance of additional shares of common stock to discourage such efforts if they were to arise.
Effect on Preferred Stock
Pursuant to our Certificate of Incorporation, our authorized stock includes 50,000,000 shares of preferred stock, par value $0.0001 per share. The Company does not have any shares of preferred stock outstanding. The proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split will not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.
Cash Payment In Lieu of Fractional Shares
No fractional shares of common stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, the Company will pay cash (without interest and subject to withholding taxes, as applicable) equal to such fraction multiplied by the closing price of the common stock on the NYSE on the first business day immediately preceding the Effective Time (as adjusted in good faith by the Company to account for the reverse stock split ratio). After the Effective Time, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest, except to receive such cash payment.
Additionally, under the escheat laws of the various jurisdictions where stockholders may reside, where the Company is domiciled or where the cash payment may be deposited, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for such jurisdiction, unless correspondence has been received by us or the transfer agent concerning ownership of such funds within the specified time period. Thereafter, stockholders otherwise entitled to receive such payments would need to seek them directly from the state to which they were paid.
As of May 26, 2026, there were 208 common stockholders of record. After the Effective Time, stockholders owning less than a whole share will no longer be stockholders. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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Procedure for Effecting a Reverse Stock Split
Beneficial holders of common stock. Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of common stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.
Registered holders of common stock. Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Time.
Material U.S. Federal Income Tax Consequences
The following is a summary of material U.S. federal income tax consequences of a Reverse Stock Split to stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial decisions, all as of the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.
We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.
This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our common stock as a capital asset (generally, property held for investment).
This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a U.S. holder’s particular circumstances or to U.S. holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and other financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the U.S., insurance companies, persons holding shares of our common stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our common stock under the constructive sale provisions of the Code, persons that hold 5% or more (by voting power or value) of our common stock, persons that hold our common stock in an individual retirement account, 401(k) plan or similar tax-favored or tax deferred account, persons that received common stock through the exercise of employee stock options or otherwise as compensation for the performance of services, grantor trusts, U.S. holders whose functional currency is not the U.S. dollar, or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities. This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or non-U.S. tax consequences. This summary also does not address any U.S. federal income tax considerations relating to any transaction other than the Reverse Stock Split.

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For purposes of this summary, a “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the U.S.;
•	a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if (1) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Such a partner or partnership should consult his or her tax advisor as to its tax consequences of the Reverse Stock Split.
This summary is for general information only and is not tax advice. Stockholders are urged to consult their own tax advisor with respect to the application of U.S. federal income tax laws to their particular situation as well as any tax considerations of the proposed Reverse Stock Split arising under other U.S. federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, non-U.S. or other taxing jurisdiction or under any applicable tax treaty.
The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share of common stock, a U.S. holder generally will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. Generally, a U.S. holder’s aggregate adjusted tax basis in the common stock received pursuant to the Reverse Stock Split will equal the U.S. holder’s tax basis in its common stock surrendered in the Reverse Stock Split in exchange therefor (reduced by the portion of such tax basis that is allocable to any fractional share of common stock), and the holding period of the U.S. holder’s common stock received pursuant to the Reverse Stock Split will include the holding period of the common stock surrendered in the Reverse Stock Split in exchange therefor.
U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered to shares of common stock received in a recapitalization. U.S. holders that have acquired different blocks of our common stock at different times or at different prices are urged to consult their tax advisors regarding the allocation of their aggregated adjusted tax basis among, and the holding period of, our common stock.
In general, a U.S. holder that receives a cash payment in lieu of a fractional share of common stock pursuant to the Reverse Stock Split will recognize capital gain or loss equal to the difference, if any, between the amount of cash received in lieu of the fractional share of common stock and the portion of the U.S. holder’s aggregate adjusted tax basis of the common stock surrendered in the Reverse Stock Split that is allocable to such fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its common stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code. Stockholders should consult their tax advisors concerning the U.S. federal income and other tax consequences of receiving a cash payment in lieu of a fractional share of common stock pursuant to the Reverse Stock Split.
Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides to the

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applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Accounting Consequences
The par value per share of our common stock will remain unchanged at $0.0001 per share following a Reverse Stock Split. As a result, as of the Effective Time, the stated capital on the Company’s balance sheets attributable to common stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of common stock will be increased as a result of the fewer shares of common stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS PROPOSAL 3.

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Transactions with Related Persons
Policies and Procedures Regarding Related Party Transactions
Our Board has adopted a written Related Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of our policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company (including any of its subsidiaries) was, is or will be a participant, (ii) the aggregate amount involved exceeds or may be expected to exceed the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years and (iii) a related person has or will have a direct or indirect material interest.
Subject to certain limitations, transactions involving compensation for services provided to the Company as an employee or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including the common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons. A related person is also someone who has a position or relationship with any firm, corporation or other entity that engages in the transaction if (i) such person is employed or is a general partner or principal or in a similar position with significant decision making influence, or (ii) the direct or indirect ownership by such person and all other foregoing persons, in the aggregate, is 10% or greater in another person that is party to the transaction.
Under the policy, any related person, or any director, officer or employee of the Company who knows of the transaction, must report the information regarding the proposed related person transaction to our Chief Financial Officer and chairperson of the Audit Committee for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, the Audit Committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:
•	the nature of the related person’s interest in the transaction;
•	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•	the terms of the transaction;
•	the availability of other sources for comparable services or products; and
•	the terms available to or from, as the case may be, unrelated third parties.

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Certain Relationships and Related Party Transactions
Term Notes
The Company entered into term note agreements with LamVen, an entity ownend by Mr. Fayed, a beneficial owner of more than 5.0% of our outstanding common stock, with aggregate principal amounts of $4.5 million and $1.0 million, an effective date of November 30, 2022 and January 18, 2023, respectively, and bearing an interest rate of 8.25% per annum. Both term notes were exchanged for cash and scheduled to mature on the earlier of December 31, 2023 or the date on which the note is otherwise accelerated as provided for in the agreement. Interest for the notes are payable in full at maturity or upon acceleration by prepayment. On December 29, 2023, the term notes were amended to extend the maturity date to January 15, 2024. On January 26, 2024, the term notes were amended to extend the maturity date to February 9, 2024, with an effective date of January 15, 2024. On April 28, 2024, the term notes were further amended to extend the maturity date to May 15, 2024, with an effective date of April 15, 2024. On July 31, 2024, the term notes were further amended to extend the maturity date to August 20, 2024, with an effective date of May 15, 2024. In November 2024, the term notes were exchanged for a new secured convertible promissory note with LamVen.
On May 22, 2023, the Company entered into an additional term note agreement in exchange for $4.6 million in cash from LamVen. The note was scheduled to mature on the earlier of December 31, 2023 or the date on which the note is otherwise accelerated as provided for in the agreement. Interest is due upon maturity at a rate of 10.0% per annum until the note is paid in full at maturity or upon acceleration by prepayment. On December 29, 2023, the term notes were amended to extend the maturity date to January 15, 2024. On January 26, 2024, the term notes were amended to extend the maturity date to February 9, 2024, with an effective date of January 15, 2024. On July 31, 2024, the term notes were further amended to extend the maturity date to August 20, 2024, with an effective date of May 15, 2024. In November 2024, the term notes were exchanged for a new secured convertible promissory note with LamVen.
On June 15, 2023, the Company entered into a $5.0 million note agreement with LamVen. The note was scheduled to mature on the earlier of December 31, 2023 or the date on which the note is otherwise accelerated as provided for in the agreement. Interest is due upon maturity at a rate of 10.0% per annum until the note is paid in full at maturity or upon acceleration by prepayment. On December 29, 2023, the note was amended to extend the maturity date to January 15, 2024 and to increase the principal amount of the note to $10.0 million. The Company received $8.5 million in cash as of December 31, 2023, with the remaining $1.5 million under the note received in 2024. On January 26, 2024, the note was further amended to extend the maturity date to February 9, 2024 and the principal amount increased to $15.0 million, effective as of January 15, 2024. On April 28, 2024, the note was further amended to extend the maturity date to May 15, 2024 and the principal amount increased to $25.0 million, effective as of April 15, 2024. The Company received $38.2 million as of September 30, 2024. In October 2024, the Company received an additional $4.9 million under this note agreement, for an aggregate total of $43.1 million cash received under the note since inception. In November 2024, the note was exchanged for a new secured convertible promissory note with LamVen.
2024 LamVen Note
On November 14, 2024, the Company entered into a a secured convertible promissory note (the “2024 LamVen Note”) in aggregate principal amount of $50.0 million to LamVen, to refinance certain existing notes.
The 2024 LamVen Note will accrue interest at the greater of (x) SOFR (subject to a 1.00% floor) plus 5.00% and (y) 9.75%. In the event the Company raises capital in certain equity offerings, a portion of the net cash proceeds from such equity offerings and the net cash proceeds from certain asset sales are required to be applied to repay the obligations under the 2024 LamVen Note. The scheduled maturity of the 2024 LamVen Note is December 31, 2028, which may be accelerated upon the occurrence of certain events of default.
At the election of LamVen from time to time, on one or more occasions, the outstanding principal amount of the 2024 LamVen Note (or any portion thereof), together with all accrued but unpaid interest thereon, can be converted into a number of shares of

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common stock, using a conversion price per share equal to the Minimum Price, as defined in New York Stock Exchange Listed Company Manual Section 312.04(h) (the “Minimum Price”); provided, however, that LamVen shall not be able to convert the 2024 LamVen Note if so doing would increase LamVen’s beneficial ownership interest in the Company to 10% or more of the Company’s then outstanding common stock.
In addition, on November 14, 2024, outstanding principal and interest of existing LamVen notes of $7,473,131 was exchanged for (i) 750,000 shares of common stock of the Company issued to LamVen at $1.83 per share, which represents the official closing price of the Company’s common stock on the New York Stock Exchange on the date immediately preceding November 14, 2024, and (ii) 3,389,398 warrants to purchase common stock of the Company issued to LamVen with a strike price of $1.83 per share.
The obligations under the 2024 LamVen Note are guaranteed by certain of the Company’s subsidiaries, and subject to a security interest on assets of the Company and the subsidiary guarantors, subject to certain exceptions.
The conversion feature embedded in the 2024 LamVen Note failed to satisfy the requirements for the derivative scope exception for contracts indexed in the Company’s own stock. The conversion feature of the 2024 LamVen Note required bifurcation from the host contract. The embedded derivative was initially measured at fair value of $6.8 million, with a corresponding debt discount of $6.8 million being recorded as the excess of the principal amount of the 2024 LamVen Note over the fair value of the host contract. The debt discount will be amortized to interest expense using the effective interest rate over the term of the 2024 LamVen Note. During the year ended December 31, 2025, the Company recorded $1.1 million of interest expense related to the amortization of this discount.
During the year ended December 31, 2025, LamVen transferred $49.9 million of the outstanding principal due under the 2024 LamVen Note to a non-affiliated third party under terms identical to the original 2024 LamVen Note (the “New Convertible Note”). Subsequent to the transfer, the holder of the New Convertible Note converted $48.0 million of the principal amount, inclusive of then accrued interest, to 14,025,167 shares of the Company’s common stock. As a result, as of December 31, 2025, LamVen retained a principal balance of $0.1 million (the “New LamVen Note”), with $1.9 million held by a non-related party pursuant to the New Convertible Note.
2026 LamVen Note
On April 20, 2026, the Company and two of its subsidiaries (such subsidiaries, the “Borrowers”) entered into a promissory note with LamVen (the “2026 LamVen Note”) in an aggregate principal amount of up to $15 million (the “Maximum Principal Amount”). LamVen will advance funds (each, an “Advance”) on request of the Company or any of the Borrowers; provided such Advances (i) may not exceed $5 million in each consecutive 90-day period commencing on April 20, 2026 and (ii) all Advances under the Note may not exceed the Maximum Principal Amount. The Borrowers’ obligations under the 2026 LamVen Note are subject to a security interest on certain aircraft assets of Borrowers and their subsidiaries that may become party to the 2026 LamVen Note, including airframes, engines, propellers, helicopters, and aircraft records relating thereto, subject to certain exceptions (the “Collateral”). In addition to the security interest, the Company and its subsidiaries agree not to create, incur, or suffer to exist any lien, security interest, or encumbrance on the Collateral, subject to certain limitations. The maturity date of the 2026 LamVen Note is April 20, 2029. The Note is non-recourse to the Company, and LamVen’s sole remedy for any breach or default is limited to exercise of remedies against the Borrowers.
The Borrowers will pay an origination fee in the amount of $1.5 million by July 19, 2026. The Company may elect to satisfy such origination fee, in whole or in part, in shares of the Company’s common stock (or pre-funded warrants in lieu thereof), valued at $1.274 per share, the average closing price for the five trading day period ended April 17, 2026. Outstanding principal will bear interest at a rate of 12.5% per annum, payable monthly in cash, shares of the Company’s common stock (or pre-funded warrants in lieu thereof), or both, at the Company’s election. Interest payments in the Company’s common stock will be valued at $1.274 per share. LamVen is also subject to certain beneficial ownership limitations, which may restrict the Company’s decision to satisfy any of the foregoing with shares of its common stock.

Surf Air Mobility Inc.	42	2026 Proxy Statement

Advisory Services Agreement with Proxima Centauri, LLC
Proxima Centauri, LLC, an entity wholly-owned by David Anderman, a director of the Company, provided advisory services to the Company for a monthly fee of $20,000 per month pursuant to an Advisory Services Agreement entered into on December 16, 2024. As additional compensation, the Company issued a warrant to Proxima Centauri to purchase up to 142,857 shares of Common Stock. The Advisory Services Agreement with Proxima Centauri, LLC was terminated, effective February 13, 2026.
Advisory Services Agreement with LamVen LLC
LamVen provides advisory services to the Company for an annual fee of $1 pursuant to an Advisory Services Agreement effective as of January 1, 2025. As additional compensation, the Company issued a warrant to LamVen to purchase up to 911,544 shares of Common Stock.
Advisory Services Agreement with SRS Ventures LLC
SRS Ventures LLC, an entity associated with Sudhin Shahani, a co-founder and Board member of the Company, provides advisory services to the Company for an annual fee of $450,000 to be paid in approximately equal monthly payments pursuant to an Advisory Services Agreement effective as of January 1, 2025.
Park Lane Reimbursement Agreement
On November 14, 2024, in connection with the letter of credit backstopping the Credit Agreement, the Company entered into a Reimbursement Agreement with Park Lane, an entity owned by a family member of Mr. Fayed (the “Reimbursement Agreement”) such that if the letter of credit is drawn upon, the Company will be required to reimburse Park Lane for the drawn amount of the letter of credit and pay interest to Park Lane at 15.00% per annum on such drawn amounts (subject to increase in the event of default). The Company is separately obligated to pay a fee of 1.00% per annum to Park Lane on the outstanding face amount of the backstop letter of credit. In the event the Company raises capital in certain equity offerings, a portion of the net cash proceeds from such equity offerings is required to be remitted to Park Lane to be held in trust in accordance with the Reimbursement Agreement.
The obligations under the Reimbursement Agreement are guaranteed by certain of the Company’s subsidiaries, and subject to a security interest on assets of the Company and the subsidiary guarantors, subject to certain exceptions. The Reimbursement Agreement contains certain representations and warranties, covenants and events of default.
Park Lane appointed an observer to the Company’s Board of Directors, a right that was granted in the Reimbursement Agreement.
On November 12, 2025, the Company entered into an amendment to the Reimbursement agreement to add the letter of credit used in support of a convertible note with High Trail Capital to the scope of the Reimbursement Agreement. As consideration for Park Lane’s commitment to provide credit support for the letter of credit over a three year period, the Company issued 2,025,000 shares of the Company’s common stock to Park Lane on November 12, 2025. Such amount has been capitalized as a credit enhancement asset of the Company and will be amortized to interest expense over the three year term of the credit support commitment.
Other Transactions
The Company previously leased four aircraft from Park Lane, for a monthly lease payment of $0.025 million per aircraft. The lease for the four planes was extended on a month to month basis as of January 31, 2025. In October 2025, the parties entered into a settlement agreement with respect to return conditions under the leases. As consideration, the Company issued 1,200,000 shares (300,000 shares per aircraft) of its common stock to Park Lane and subsequently terminated the respective aircraft leases thereto. As a result of this issuance, the Company recorded the $5.4 million fair value of the shares issued as a settlement expense for the year ended December 31, 2025.

Surf Air Mobility Inc.	43	2026 Proxy Statement

JA Flight Services and BAJ Flight Services
As of December 31, 2025, the Company leased a total of three aircraft from JA Flight Services (“JAFS”) and one aircraft from BAJ Flight Services (“BAJFS”) under short-term operating leases. JAFS is 50% owned by Bruce A. Jacobs (“BAJ”), an employee and stockholder of the Company, and BAJFS is 100% owned by BAJ.
The Company recorded approximately $0.3 million and $1.3 million in combined lease and engine reserve expense attributable to JAFS and BAJFS during years ended December 31, 2025 and December 31, 2024, respectively.
Schuman Aviation
As of December 31, 2025, the Company leased six aircraft from Schuman Aviation Ltd. (“Schuman”), an entity which is owned by a former employee and stockholder of the Company. All leases consist of 60-month terms, fixed monthly lease payments and are all eligible for extension at the end of the lease term. All the leases are also subject to monthly engine, propeller and other reserve payment requirements, based on actual flight activity incurred on the subject aircraft engine.
The Company recorded approximately $1.7 million in combined lease and engine reserve expense attributable to Schuman for the year ended December 31, 2025. As of December 31, 2025, the Company owed approximately $0.5 million to Schuman, which is included in Due to Related Parties, current on the Consolidated Balance Sheet.
Additionally, the Company has an existing agreement with Schuman, obtained in conjunction with the acquisition of Schuman in 2020, whereby Schuman agreed not to fly any of its Makani Kai airline routes servicing the Hawaiian Island commuter airspace for a period of 10 years.
Indemnification Agreements
Our Amended and Restated Certificate of Incorporation contains provisions limiting the liability of directors to the fullest extent permitted by Delaware law, and our Amended and Restated Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws also provide our Board of Directors with discretion to indemnify our employees and other agents when determined appropriate by the board. In addition, we have entered or will enter into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them in certain circumstances.
Advisory Services Agreement with Carl Albert
Following the completion of the Annual Meeting, Carl Albert will transition to the role of Chairman Emeritus and serve as an advisor to the Board pursuant to the terms of an Advisory Services Agreement entered into on May 19, 2026 (the “Albert Advisory Agreement”). The term of the Albert Advisory Agreement is for one (1) year commencing on completion of the Annual Meeting, subject to earlier termination. The Albert Advisory Agreement may be extended for an additional year by mutual agreement. Mr. Albert will receive an annual fee of $110,000, annual equity compensation with a grant date value of approximately $165,000 per year, and a one-time equity award of 1,000,000 shares of Common Stock, issuable in two tranches: 750,000 shares to be granted and fully vested on completion of the Annual Meeting and 250,000 shares to be granted and fully-vested on the one-year anniversary of the completion of the Annual Meeting (subject to his continued service through that date other than for certain exceptions).
Delinquent Section 16(a) Reports
Under Section 16(a) of the Exchange Act and SEC rules, our directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC.
Based solely on a review of the reports filed for fiscal year 2025 and related written representations, we believe that all Section 16(a) reports were filed on a timely basis, except for one Form 4 reporting two grants of RSUs for Shawn Pelsinger.

Surf Air Mobility Inc.	44	2026 Proxy Statement

Proposals of Stockholders and Director Nominations for 2027 Annual Meeting
Requirements for Proposals to be Considered for Inclusion in Proxy Materials. For your proposal to be considered for inclusion in the proxy statement for our 2027 annual meeting of stockholders, your written proposal must be received by our Corporate Secretary at our principal executive offices no later than February 10, 2027 and must comply with Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. If we change the date of the 2027 annual meeting of stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, your written proposal must be received within a reasonable time before we begin to print and mail our proxy materials for the 2027 annual meeting of stockholders.
Nominations of Director Candidates and Proposals Not Intended for Inclusion in Proxy Materials. If you intend to nominate an individual for election to our Board at our 2027 annual meeting of stockholders or wish to present a proposal at the 2027 annual meeting of stockholders but do not intend for such proposal to be included in the proxy statement for such meeting, our Bylaws require that, among other things, stockholders give written notice of the nomination or proposal to our Corporate Secretary at our principal executive offices no later than the close of business on April 25, 2027 (the 90th day prior to the first anniversary of the date of the preceding year’s annual meeting) nor earlier than the close of business on March 26, 2027 (the 120th day prior to the first anniversary of the date of the preceding year’s annual meeting). Notwithstanding the foregoing, in the event that we change the date of the 2027 annual meeting of stockholders to a date that is more than 30 days before or more than 70 days after the anniversary of the annual meeting, then the written notice must be given not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public announcement of the date of such annual meeting was first made. Stockholder proposals not intended to be included in the proxy statement or nominations for director candidates that do not meet the notice requirements set forth above and further described in Section 2.14 of our Bylaws will not be acted upon at the 2027 annual meeting of stockholders.
In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 annual meeting of stockholders must provide written notice to our Corporate Secretary setting forth the information required by Rule 14a-19 under the Exchange Act, unless the required information has been provided in a preliminary or definitive proxy statement previously filed by the stockholder. Such written notice must be provided in accordance with Rule 14a-19 no later than May 25, 2027. If we change the date of the 2027 annual meeting of stockholders by more than 30 days from the date of this year’s annual meeting, your written notice must be received by the later of 60 days prior to the date of the 2027 annual meeting of stockholders or the 10th calendar day following the day on which public announcement of the date of the 2027 annual meeting of stockholders is first made. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our Bylaws as noted above.

Surf Air Mobility Inc.	45	2026 Proxy Statement

Other Matters
We do not know of any other matter that will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting or any adjournment(s) or postponement(s) thereof, which may properly be acted upon, the proxyholders named in the proxies solicited by the Board will have the authority to vote all proxies received with respect to such matters in their discretion, and it is their intention to vote such proxies in accordance with the recommendation of the Board.
Householding
As permitted by the Exchange Act, only one copy of our proxy materials is being delivered to stockholders of record residing at the same address unless such stockholders have notified us of their desire to receive multiple copies of our proxy materials. This is known as householding. We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at an address to which only one copy was mailed. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should contact us. Requests for additional copies or requests for householding for future years should be directed in writing to Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, or at 1-866-540-7095.
Annual Report to Stockholders
Our 2025 Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”) has been posted on our corporate website at https://investors.surfair.com/ and on the Internet at www.proxyvote.com. Stockholders receiving a printed copy of this Proxy Statement have also received a copy of our 2025 Annual Report. We will provide, without charge, a copy of our 2025 Annual Report for the fiscal year ended December 31, 2025 (including the financial statements but excluding the exhibits thereto) upon the written request of any stockholder of record or beneficial owner of our common stock. Requests should be directed to our Corporate Secretary at the following address:
Surf Air Mobility Inc.
12111 Crenshaw Boulevard
Hawthorne, California 90250

Surf Air Mobility Inc.	46	2026 Proxy Statement

Questions and Answers About the Proxy Materials and Annual Meeting
What items of business will be voted on at the Annual Meeting?
The items of business scheduled to be voted on at the Annual Meeting are:
1.
The election of the two Class C director nominees named in this Proxy Statement to serve until our 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified (“Proposal 1”);

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026 (“Proposal 2”); and
3.
Approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio of whole numbers ranging from 2:1 to 6:1, inclusive.

How does the Board of Directors recommend I vote on these proposals?
Our Board recommends that you vote your shares:
1.	“FOR ALL” of the following director nominees named in this Proxy Statement to be elected to the Board: Tyler Painter and Sudhin Shahani;
2.	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026; and
3.
“FOR” approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio of whole numbers ranging from 2:1 to 6:1, inclusive.

Who is entitled to vote?
Only stockholders of record at the close of business on May 26, 2026 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 100,411,448 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

Surf Air Mobility Inc.	47	2026 Proxy Statement

What is the difference between a “beneficial owner” and a “stockholder of record”?
Whether you are a “beneficial owner” or a “stockholder of record” with respect to your shares depends on how you hold your shares:
•
Beneficial Owners. Most of our stockholders hold their shares through a broker, bank, or other nominee (that is, in “street name”) rather than directly in their own names. If you hold shares in street name, you are a “beneficial owner” of those shares, and the proxy materials, together with a voting instruction form, will be forwarded to you by your broker, bank or other nominee.

•
Stockholders of Record. If you hold shares directly in your name with our stock transfer agent, Equiniti Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares, and the proxy materials, together with a proxy card, have been sent directly to you by the Company.

Can I attend the Annual Meeting?
We will be hosting the Annual Meeting live via the Internet. You will not be able to attend the Annual Meeting in person. Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/SRFM2026. Our Board annually considers the appropriate format of our annual meeting. Our virtual annual meeting allows stockholders to submit questions and comments before and during the meeting. After all proposals are presented at the meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of conduct, which will be posted on the virtual meeting web portal. To the extent time doesn’t allow us to answer all of the appropriately submitted questions, we will answer them in writing on our investor relations website, at https://investors.surfair.com/, soon after the meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
The Annual Meeting webcast will begin promptly at 9:00 a.m., Pacific Time. We encourage you to access the Annual Meeting webcast prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions, at 8:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.
What do I need in order to be able to participate in the Annual Meeting?
You will need the control number included on your proxy card or voting instruction form in order to be able to vote your shares or submit questions during the Annual Meeting. If you do not have your control number, you will be able to access and listen to the Annual Meeting, but you will not be able to vote your shares or submit questions during the Annual Meeting.
Stockholders of record as of the close of business on the Record Date are entitled to participate in and vote at the Annual Meeting. To participate in the Annual Meeting, including to vote and ask questions, stockholders of record should go to the meeting website at www.virtualshareholdermeeting.com/SRFM2026, enter the 16-digit control number found on your proxy card or Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), and follow the instructions on the website. If your shares are held in street name and your voting instruction form or Notice of Internet Availability indicates that you may vote those shares through the http://www.proxyvote.com website, then you may access, participate in, and vote at the annual meeting with the 16-digit access code indicated on that voting instruction form or Notice of Internet Availability. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least 5 days before the annual meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the annual meeting.
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the log in page at www.virtualshareholdermeeting.com/SRFM2026.
Why is the Company holding the Annual Meeting virtually?
We are embracing technology to provide expanded access, improved communication, reduced environmental impact and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate and ask questions from any location around the world and provides us an opportunity to give thoughtful

Surf Air Mobility Inc.	48	2026 Proxy Statement

responses. In addition, we intend the virtual meeting format to provide stockholders with a similar level of transparency to the traditional in-person meeting format, and we take steps to provide such an experience. Our stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person annual meeting of stockholders.
How do I vote and what are the voting deadlines?
•
Beneficial Owners. If you are a beneficial owner of your shares, you should have received the proxy materials and voting instruction form from the broker, bank or other nominee holding your shares. You should follow the instructions in the voting instruction form in order to instruct your broker, bank or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker, bank or nominee. You may also vote your shares while participating in the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/SRFM2026.

•	Stockholders of Record. If you are a stockholder of record, there are several ways to direct how your shares are voted at the Annual Meeting.
Via the Internet. You may submit a proxy over the Internet at www.proxyvote.com, 24 hours a day, seven days a week. You will need the control number included on your proxy card. Proxies submitted through the Internet must be received by 11:59 p.m., Eastern Time, on July 23, 2026.
By Telephone. You may submit a proxy using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the control number included on your proxy card. Proxies submitted by telephone must be received by 11:59 p.m., Eastern Time, on July 23, 2026.
By Mail. You may direct how your shares are voted at the Annual Meeting by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than July 23, 2026 to be voted at the Annual Meeting.
During the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/SRFM2026.
If you submit a proxy via the Internet or by telephone, your voting instructions authorize the proxy holders in the same manner as if you signed, dated and returned your proxy card. If you submit a proxy via the Internet or by telephone, you do not need to return your proxy card.
Can I revoke or change my vote after I submitted my proxy?
•
Beneficial Owners. If you are a beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions for revoking or changing your vote.

•	Stockholders of Record. If you are a stockholder of record, you may change or revoke a previously submitted proxy at any time before it is voted at the Annual Meeting by:
•	signing and returning a new proxy card with a later date;
•	submitting a later-dated vote by telephone or via the Internet – only your latest Internet or telephone proxy received by 11:59 p.m., Eastern Time, on July 23, 2026, will be counted;
•	participating in the Annual Meeting live via the Internet and voting your shares electronically at the Annual Meeting; or
•	delivering a written revocation to our Corporate Secretary at the address above to be received before the voting at the Annual Meeting.

Surf Air Mobility Inc.	49	2026 Proxy Statement

How will my shares be voted if I do not provide specific voting instructions in the proxy I submit?
If you are a stockholder of record and you submit a signed proxy but do not indicate your specific voting instructions on one or more of the proposals listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, your shares will be voted as recommended by our Board on those proposals and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
How many shares must be present or represented to conduct business at the Annual Meeting?
The holders of a majority in voting power of our shares of common stock issued and outstanding on the Record Date and entitled to vote at the Annual Meeting, present or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting and any postponements or adjournments thereof. If you submit a proxy or voting instructions, your shares will be counted for purposes of determining the presence or absence of a quorum, even if you abstain from voting your shares. If a broker indicates on a proxy that it lacks discretionary authority to vote your shares on a particular matter, commonly referred to as “broker non-votes,” those shares will also be counted for purposes of determining the presence of a quorum at the Annual Meeting. If a quorum is not present, our Bylaws provide that the Annual Meeting may be adjourned by the chairperson of the meeting or by stockholders entitled to vote thereon, present or represented by proxy.
What vote is required to approve each of the proposals?
Each share of our common stock outstanding at the close of business on the Record Date is entitled to one vote on each of the two director nominees and one vote on each other matter that may be presented for consideration and action by the stockholders at the Annual Meeting.
For purposes of Proposal 1 (election of directors), you may vote FOR ALL of the nominees, WITHHOLD ALL to withhold your vote for all of the nominees or FOR ALL EXCEPT to vote against one of the nominees and to vote for the other nominee. Our Bylaws provide that directors shall be elected by vote of the holders of a plurality of the votes cast. Under this plurality voting standard, the two director nominees receiving the highest number of affirmative votes will be elected as Class C directors to serve until the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified.
For purposes of Proposal 2 (ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm) and Proposal 3 (approval of an amendment to our Certificate of Incorporation to effect a Reverse Stock Split), you may vote FOR, AGAINST or ABSTAIN. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or represented by proxy at the Annual Meeting and are voted for or against the matter, voting as a single class. Approval of Proposal 3 requires the votes cast FOR Proposal 3 to exceed the votes cast AGAINST Proposal 3.
Please be aware that Proposal 2 is advisory only and is not binding on the Company. Our Board will consider the outcome of the vote on this item in considering what action, if any, should be taken in response to the advisory vote by stockholders.
What effect do withhold votes, abstentions and broker non-votes have on the proposals?
For Proposal 1 (election of directors), shares voted “WITHHOLD” will have no effect on the outcome of a director nominee’s election. For Proposal 2 (ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm) and Proposal 3 (approval of an amendment to our Certificate of Incorporation to effect a Reverse Stock Split), a vote to “ABSTAIN” with respect to each proposal is not treated as a vote cast and will have no effect on the outcome of the vote on Proposal 2 or Proposal 3. Withhold votes and abstentions will be considered as present for quorum purposes.

Surf Air Mobility Inc.	50	2026 Proxy Statement

If you are a beneficial stockholder that holds your shares through a brokerage account and you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on routine matters. However, a broker cannot vote shares held for a beneficial stockholder on non-routine matters, unless the broker receives voting instructions from the beneficial stockholder.
Consequently, if you hold your shares through a brokerage account and do not submit voting instructions to your broker, and your broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote. Broker non-votes, if any, will be considered as present for quorum purposes, but they are not considered as votes cast and will have no effect on the outcome of the vote on the election of directors or on any of the other proposals herein. In order to ensure that your shares are voted on all matters presented at the Annual Meeting, we encourage you to provide voting instructions in advance of the meeting, regardless of whether you intend to attend the Annual Meeting.
Who will bear the costs of solicitation?
The accompanying proxy is being solicited on behalf of our Board. The cost of preparing, assembling, and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and form of proxy and the 2025 Annual Report, the cost of making such materials available on the Internet and the cost of soliciting proxies and holding our virtual meeting of stockholders will be paid by us. In addition to the use of mail, we may solicit proxies in person or by telephone, facsimile or other means of communication by certain of our directors, officers and regular employees who will not receive any additional compensation for such solicitation. We will also reimburse brokers or other persons holding our common stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.

Surf Air Mobility Inc.	51	2026 Proxy Statement

Appendix A: Certificate of
Amendment to Effect Reverse Stock
Split
CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SURF AIR MOBILITY INC.
Surf Air Mobility Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:
FIRST: The present name of the Corporation is Surf Air Mobility Inc. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 5, 2021 under the name Surf Air Mobility Inc. (the “Original Certificate”). The Original Certificate was amended and restated in its entirety as set forth in the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on July 21, 2023 and subsequently amended and restated in part as set forth in the Certificate of Amendment filed with the Secretary of State of the State of Delaware on August 16, 2024 (the “Certificate of Incorporation”).
SECOND: Section 4.1 of ARTICLE IV of the Certificate of Incorporation be, and it hereby is, amended to delete the third and fourth paragraphs thereof and insert the following after the second paragraph thereof:
Effective upon the effectiveness of the Certificate of Amendment to the Certificate of Incorporation first inserting this paragraph (the “Effective Time”), each [ ][ ] shares of Common Stock issued immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 par value per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the fair value per share of the Common Stock as determined by the Board of Directors of the Corporation.
[ ]
The Board of Directors of the Company adopted a resolution approving four separate amendments to the Certificate of Incorporation. These amendments approve the combination of any whole number of shares of Common Stock between and including two and six into one share of Common Stock. By approving Proposal 3, you are approving each of the five amendments proposed by the Board of Directors. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that amendment determined by the Board of Directors to be in the best interests of the Company and its stockholders. The other four proposed amendments will be abandoned pursuant to Section 242(c) of the DGCL. The Board of Directors may also elect not to do any reverse stock split, pursuant to which all five proposed amendments will be abandoned without any further action by the stockholders.

Surf Air Mobility Inc.	A-1	2026 Proxy Statement

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified and combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time); provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified and combined plus any applicable cash payment in lieu of fractional shares.
THIRD: This Certificate of Amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the DGCL.
FOURTH: This Certificate of Amendment to the Certificate of Incorporation shall be effective at 12:01 a.m. Eastern Time on [ ], 20[ ].
IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by its Chief Executive Officer this [ ] day of [ ], 20[ ].

SURF AIR MOBILITY INC.

Chief Executive Officer

Surf Air Mobility Inc.	A-2	2026 Proxy Statement

SURFAIR MOBILITY

SURF AIR MOBILITY INC.
12111 CRENSHAW BLVD.
HAWTHORNE, CA 90250

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 23, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SRFM2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 23, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92006-P54094 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SURF AIR MOBILITY INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class C Directors	☐	☐	☐

Nominees:

01) Tyler Painter
02) Sudhin Shahani

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V92007-P54094

SURF AIR MOBILITY INC.
ANNUAL MEETING OF STOCKHOLDERS
JULY 24, 2026 9:00 AM PT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Deanna White, Chief Executive Officer and Chief Operating Officer, Oliver Reeves, Chief Financial Officer and Douglas Sugimoto, the Corporate Secretary, or any of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SURF AIR MOBILITY INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Pacific Time, on July 24, 2026, virtually at www.virtualshareholdermeeting.com/SRFM2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

Continued and to be signed on reverse side